EXHIBIT 10(ab)

Execution Copy

CREDIT AGREEMENT

DATED AS OF SEPTEMBER 27, 2006

among

MPW INDUSTRIAL SERVICES GROUP, INC.,

AQUATECH ENVIRONMENTAL, INC.,

MPW INDUSTRIAL CLEANING CORP.,

MPW INDUSTRIAL SERVICES OF INDIANA, LLC,

MPW INDUSTRIAL SERVICES, INC.,

MPW MANAGEMENT SERVICES CORP.,

MPW CONTAINER MANAGEMENT CORP.,

MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN

MPW INDUSTRIAL WATER SERVICES, INC.

as the Borrowers

THE VARIOUS FINANCIAL INSTITUTIONS PARTY HERETO, including

THE HUNTINGTON NATIONAL BANK

as Lenders,

and

LASALLE BANK NATIONAL ASSOCIATION,

as Administrative Agent

LASALLE BANK NATIONAL ASSOCIATION,

as Arranger

i

	6.1.2	Mandatory Reductions of Revolving Commitment	32
	6.1.3	All Reductions of the Revolving Commitment	32
6.2	Prepayments		32
	6.2.1	Voluntary Prepayments	32
	6.2.2	Mandatory Prepayments	32
6.3	Manner of Prepayments		33
	6.3.1	All Prepayments	33
6.4	Repayments		33
	6.4.1	Revolving Loans	33
	6.4.2	Equipment Term Loans	34
	6.4.3	Real Estate Term Loans	34

SECTION 7	MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES		35
7.1	Making of Payments		35
7.2	Application of Certain Payments		35
7.3	Due Date Extension		36
7.4	Setoff		36
7.5	Proration of Payments		36
7.6	Taxes		36

SECTION 8	INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR LOANS		38
8.1	Increased Costs		38
8.2	Basis for Determining Interest Rate Inadequate or Unfair		39
8.3	Changes in Law Rendering LIBOR Loans Unlawful		39
8.4	Funding Losses		40
8.5	Right of Lenders to Fund through Other Offices		40
8.6	Discretion of Lenders as to Manner of Funding		40
8.7	Mitigation of Circumstances; Replacement of Lenders		40
8.8	Conclusiveness of Statements; Survival of Provisions		41

SECTION 9	REPRESENTATIONS AND WARRANTIES		41
9.1	Organization		41
9.2	Authorization; No Conflict		41
9.3	Validity and Binding Nature		41
9.4	Financial Condition		42
9.5	No Material Adverse Change		42
9.6	Litigation and Contingent Liabilities		42
9.7	Ownership of Properties; Liens		42
9.8	Equity Ownership; Subsidiaries		42
9.9	Pension Plans		43
9.10	Investment Company Act		43
9.11	Public Utility Holding Company Act		43
9.12	Regulation U		43
9.13	Taxes		44
9.14	Solvency, etc		44
9.15	Environmental Matters		44
9.16	Insurance		45

9.17	Real Property		45
9.18	Information		45
9.19	Intellectual Property		45
9.20	Burdensome Obligations		45
9.21	Labor Matters		46
9.22	No Default		46
9.23	Related Agreements, etc		46
9.24	Subordinated Debt		46

SECTION 10	AFFIRMATIVE COVENANTS		47
10.1	Reports, Certificates and Other Information		47
	10.1.1	Annual Report	47
	10.1.2	Interim Reports	47
	10.1.3	Compliance Certificates	48
	10.1.4	Reports to the SEC and to Shareholders	48
	10.1.5	Notice of Default, Litigation and ERISA Matters	48
	10.1.6	Borrowing Base Certificates	49
	10.1.7	Management Reports	49
	10.1.8	Projections	49
	10.1.9	Subordinated Debt Notices	49
	10.1.10	Updated Projections	50
	10.1.11	Other Information	50
10.2	Books, Records and Inspections		50
10.3	Maintenance of Property; Insurance		50
10.4	Compliance with Laws; Payment of Taxes and Liabilities		51
10.5	Maintenance of Existence, etc		52
10.6	Use of Proceeds		52
10.7	Employee Benefit Plans		52
10.8	Environmental Matters		52
10.9	Further Assurances		54
10.10	Deposit Accounts		54
10.11	Interest Rate Protection		55
10.12	Syndication		55
10.13	Field Audit		55
10.14	Notice of S Corporation Election		55

SECTION 11	NEGATIVE COVENANTS		55
11.1	Debt		55
11.2	Liens		56
11.3	Operating Leases		57
11.4	Restricted Payments		58
11.5	Mergers, Consolidations, Sales		58
11.6	Modification of Organizational Documents		58
11.7	Transactions with Affiliates		58
11.8	Unconditional Purchase Obligations		58
11.9	Inconsistent Agreements		59
11.10	Business Activities; Issuance of Equity		59

11.11	Investments		59
11.12	Restriction of Amendments to Certain Documents		60
11.13	Fiscal Year		60
11.14	Financial Covenants		60
	11.14.1	EBITDA	60
	11.14.2	Fixed Charge Coverage Ratio	60
	11.14.3	Total Debt to EBITDA Ratio	60
	11.14.4	Capital Expenditures	60
11.15	Cancellation of Debt		61

SECTION 12	EFFECTIVENESS; CONDITIONS OF LENDING, ETC		61
12.1	Initial Credit Extension		61
	12.1.1	Notes	61
	12.1.2	Authorization Documents	61
	12.1.3	Consents, etc	62
	12.1.4	Letter of Direction	62
	12.1.5	Guaranty and Collateral Agreement	62
	12.1.6	Real Estate Documents	62
	12.1.7	Subordination Agreements	63
	12.1.8	Opinions of Counsel	63
	12.1.9	Insurance	63
	12.1.10	Copies of Documents	63
	12.1.11	Payment of Fees	63
	12.1.12	Solvency Certificate	63
	12.1.13	Pro Forma and Projections	63
	12.1.14	Environmental Reports	64
	12.1.15	Search Results; Lien Terminations	64
	12.1.16	Filings, Registrations and Recordings	64
	12.1.17	Borrowing Base Certificate	64
	12.1.18	Closing Certificate, Consents and Permits	64
	12.1.19	Evidence of Shareholder Vote	65
	12.1.20	Evidence of Merger	65
	12.1.21	Senior Officer Certificate	65
	12.1.22	Quarterly Reports and Unaudited Interim Financial Statements	65
	12.1.23	Evidence of Insurance	65
	12.1.24	Banking Relationship	66
	12.1.25	Certificate of No Material Adverse Effect or Material Adverse Change	66
	12.1.26	Due Diligence	66
	12.1.27	Stock Pledge Agreements and Stock Certificates	66
	12.1.28	Aircraft Security Agreement	66
	12.1.29	Other	66
12.2	Conditions		66
	12.2.1	Compliance with Warranties, No Default, etc	66
	12.2.2	Confirmatory Certificate	67

SECTION 13	EVENTS OF DEFAULT AND THEIR EFFECT		67
13.1	Events of Default		67
	13.1.1	Non-Payment of the Loans, etc	67
	13.1.2	Non-Payment of Other Debt	67
	13.1.3	Other Material Obligations	67
	13.1.4	Bankruptcy, Insolvency, etc	67
	13.1.5	Non-Compliance with Loan Documents	68
	13.1.6	Representations; Warranties	68
	13.1.7	Pension Plans	68
	13.1.8	Judgments	68
	13.1.9	Invalidity of Collateral Documents, etc	68
	13.1.10	Invalidity of Subordination Provisions, etc	69
	13.1.11	Change of Control	69
	13.1.12	Material Adverse Effect	69
13.2	Effect of Event of Default		69

SECTION 14	THE AGENT		69
14.1	Appointment and Authorization		69
14.2	Issuing Lender		70
14.3	Delegation of Duties		70
14.4	Exculpation of Administrative Agent		70
14.5	Reliance by Administrative Agent		70
14.6	Notice of Default		71
14.7	Credit Decision		71
14.8	Indemnification		72
14.9	Administrative Agent in Individual Capacity		72
14.10	Successor Administrative Agent		72
14.11	Collateral Matters		73
14.12	Administrative Agent May File Proofs of Claim		73
14.13	Other Agents; Arrangers and Managers		74

SECTION 15	GENERAL		74
15.1	Waiver; Amendments		74
15.2	Confirmations		75
15.3	Notices		75
15.4	Computations		75
15.5	Costs, Expenses and Taxes		76
15.6	Assignments; Participations		76
	15.6.1	Assignments	76
	15.6.2	Participations	77
15.7	Register		78
15.8	GOVERNING LAW		78
15.9	Confidentiality		78
15.10	Severability		79
15.11	Nature of Remedies		79
15.12	Entire Agreement		79
15.13	Counterparts		79
15.14	Successors and Assigns		79

v

15.15	Captions	80
15.16	Customer Identification - USA Patriot Act Notice	80
15.17	INDEMNIFICATION BY THE LOAN PARTIES	80
15.18	Nonliability of Lenders	81
15.19	FORUM SELECTION AND CONSENT TO JURISDICTION	81
15.20	WAIVER OF JURY TRIAL	82

ANNEXES

ANNEX A	Lenders and Pro Rata Shares
ANNEX B	Addresses for Notices

SCHEDULES

SCHEDULE 1.1	Certain Definitions
SCHEDULE 9.6	Litigation and Contingent Liabilities
SCHEDULE 9.8	Subsidiaries
SCHEDULE 9.16	Insurance
SCHEDULE 9.17	Real Property
SCHEDULE 9.21	Labor Matters
SCHEDULE 11.1	Existing Debt
SCHEDULE 11.2	Existing Liens
SCHEDULE 11.11	Investments
SCHEDULE 12.1	Debt to be Repaid

EXHIBITS

EXHIBIT A	Form of Note (Section 3.1)
EXHIBIT B	Form of Compliance Certificate (Section 10.1.3)
EXHIBIT C	Form of Borrowing Base Certificate (Section 1.1)
EXHIBIT D	Form of Assignment Agreement (Section 15.6.1)
EXHIBIT E	Form of Notice of Borrowing (Section 2.2.2)
EXHIBIT F	Form of Notice of Conversion/Continuation (Section 2.2.3)

CREDIT AGREEMENT

THIS CREDIT AGREEMENT dated as of September 27, 2006 (this “Agreement”) is entered into among MPW INDUSTRIAL SERVICES GROUP, INC. (the “Company”), AQUATECH ENVIRONMENTAL, INC., MPW INDUSTRIAL CLEANING CORP., MPW INDUSTRIAL SERVICES OF INDIANA, LLC, MPW INDUSTRIAL SERVICES, INC., MPW MANAGEMENT SERVICES CORP., MPW CONTAINER MANAGEMENT CORP., MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN and MPW INDUSTRIAL WATER SERVICES, INC. (collectively, together with the Company, the “Borrowers”), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Lenders”) and LASALLE BANK NATIONAL ASSOCIATION (in its individual capacity, “LaSalle”), as administrative agent for the Lenders.

WHEREAS, pursuant to an Agreement and Plan of Merger dated as of April 14, 2006, between Noir Acquisition Corporation and the Company, Noir Acquisition Corporation has merged with and into the Company, with the Company surviving the merger;

WHEREAS, the Lenders have agreed to make available to the Borrowers term loans and a revolving credit facility (which includes letters of credit) upon the terms and conditions set forth herein.

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1 DEFINITIONS.

1.1 Definitions. When used herein the following terms shall have the following meanings:

Account Debtor is defined in the UCC.

Account or Accounts is defined in the UCC.

Acquisition means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any business or division of a Person, (b) the acquisition of in excess of 50% of the Capital Securities of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary).

Administrative Agent means LaSalle in its capacity as administrative agent for the Lenders hereunder and any successor thereto in such capacity.

Affected Loan - see Section 8.3.

Affiliate of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any officer or director of such Person and (c) with respect to any Lender, any entity administered or managed by such Lender or an Affiliate or investment advisor thereof and which is engaged in making, purchasing, holding or otherwise investing in commercial loans. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless expressly stated otherwise herein, neither the Administrative Agent nor any Lender shall be deemed an Affiliate of any Borrower.

Agent Fee Letter means the Fee letter dated as of April 4, 2006 between the Company and the Administrative Agent.

Agreement - see the Preamble.

Aircraft Security Agreement means an agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which a Borrower owning any aircraft or components thereof acknowledges the Liens of the Administrative Agent.

Allowed Capital Contributions means any Capital Expenditure in excess of the amounts set forth in Section 11.14.4 funded with a cash contribution to the capital of any Borrower, or with the proceeds of Subordinated Debt loaned, by Monte R. Black or by any Affiliate of Monte R. Black made with the written consent of the Administrative Agent.

Applicable Margin means, for any day, the rate per annum set forth below opposite the level (the “Level”) then in effect, it being understood that the Applicable Margin for (i) LIBOR Loans shall be the percentage set forth under the column “LIBOR Margin”, (ii) Base Rate Loans shall be the percentage set forth under the column “Base Rate Margin”, (iii) the Non-Use Fee Rate shall be the percentage set forth under the column “Non-Use Fee Rate” and (iv) the L/C Fee shall be the percentage set forth under the column “L/C Fee Rate”:

Level	Total Debt to EBITDA Ratio	LIBOR Margin	Base Rate Margin	Non-Use Fee Rate	L/C Fee Rate
V	Greater than 2.75	2.75%	2.25%	0.500%	2.75%
IV	Greater than 2.50 but less than or equal to 2.75	2.50%	2.00%	0.450%	2.50%
III	Greater than 2.00 but less than or equal to 2.50	2.25%	1.75%	0.375%	2.25%
II	Greater than 1.50 but less than or equal to 2.00	2.00%	1.25%	0.250%	2.00%
I	Less than or equal to 1.50	1.75%	0.75%	0.250%	1.75%

The LIBOR Margin, the Base Rate Margin, the Non-Use Fee Rate and the L/C Fee Rate shall be adjusted, to the extent applicable, on the fifth (5th) Business Day after the Borrowers provide or are required to provide the annual and quarterly financial statements and other information pursuant to Sections 10.1.1 or 10.1.2, as applicable, and the related Compliance

Certificate, pursuant to Section 10.1.3. Notwithstanding anything contained in this paragraph to the contrary, (a) if the Borrowers fail to deliver the financial statements and Compliance Certificate in accordance with the provisions of Sections 10.1.1, 10.1.2 and 10.1.3, the LIBOR Margin, the Base Rate Margin, the Non-Use Fee Rate and the L/C Fee Rate shall be based upon Level V above beginning on the date such financial statements and Compliance Certificate were required to be delivered until the fifth (5th) Business Day after such financial statements and Compliance Certificate are actually delivered, whereupon the Applicable Margin shall be determined by the then current Level; (b) no reduction to any Applicable Margin shall become effective at any time when an Event of Default or Unmatured Event of Default has occurred and is continuing; and (c) the initial Applicable Margin on the Closing Date through and including March 31, 2007 shall be based on Level V.

Asset Disposition means the sale, lease, assignment or other transfer for value (each, a “Disposition”) by any Borrower to any Person (other than a Borrower) of any asset or right of such Borrower (including, the loss, destruction or damage of any thereof or any actual or threatened (in writing to any Borrower) condemnation, confiscation, requisition, seizure or taking thereof) other than (a) the Disposition of any asset which is to be replaced, and is in fact replaced, within 30 days with another asset performing the same or a similar function or in which the proceeds of such Disposition are to be, and actually are used, within 180 days of the Disposition, to acquire productive tangible assets to be used to generate revenues in the ordinary course of business of a Borrower, (b) the sale or lease of inventory in the ordinary course of business or (c) other Dispositions in any Fiscal Year the Net Proceeds of which do not, when aggregated with other Dispositions that are part of the same transaction or series of related transactions, exceed $25,000.

Assignee - see Section 15.6.1.

Assignment Agreement - see Section 15.6.1.

Attorney Costs means, with respect to any Person, all reasonable fees and charges of any counsel to such Person, the reasonable allocable cost of internal legal services of such Person, all reasonable disbursements of such internal counsel and all court costs and similar legal expenses.

Bank Product Agreements means those certain cash management service agreements or other service agreements customary for a Bank Product entered into from time to time between any Borrower and a Lender or its Affiliates in connection with any of the Bank Products.

Bank Product Obligations means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by any of the Borrowers to any Lender or its Affiliates pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that a Borrower is obligated to reimburse to the Administrative Agent or any Lender as a result of the Administrative Agent or such Lender purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to the Loan Parties pursuant to the Bank Product Agreements.

Bank Products means any service or facility extended to any Borrower by any Lender or its Affiliates including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) Hedging Agreements.

Base Rate means at any time the greater of (a) the Federal Funds Rate plus 0.5% and (b) the Prime Rate.

Base Rate Loan means any Loan which bears interest at or by reference to the Base Rate.

Base Rate Margin - see the definition of Applicable Margin.

Borrowers means the Company and the Subsidiaries, excluding the Canadian Subsidiary.

Borrowing Base means an amount equal to the total of (a) 80% of the unpaid amount (net of such reserves and allowances as the Administrative Agent deems necessary in its reasonable discretion) of all Eligible Accounts, plus (b) 50% of the value of all Eligible Unbilled Revenue, plus (c) the Over-Advance Amount.

Borrowing Base Certificate means a certificate substantially in the form of Exhibit C.

BSA - see Section 10.4.

Business Day means any day on which LaSalle is open for commercial banking business in Chicago, Illinois and, in the case of a Business Day which relates to a LIBOR Loan, on which dealings are carried on in the London interbank eurodollar market.

Canadian Debt means Debt of the Canadian Subsidiary owing to an Affiliate of the Administrative Agent in a principal amount not greater than $1,000,000.

Canadian Subsidiary means MPW Industrial Services, Ltd.

Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Borrowers, including expenditures in respect of Capital Leases, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (b) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

Capital Securities means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued or acquired after the Closing Date, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership, interests in a Trust, interests in other unincorporated organizations or any other equivalent of such ownership interest.

Cash Collateralize means to deliver cash collateral to the Administrative Agent, to be held as cash collateral for outstanding Letters of Credit, pursuant to documentation satisfactory to the Administrative Agent. Derivatives of such term have corresponding meanings.

Cash Equivalent Investment means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-l by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or P-l by Moody’s Investors Service, Inc., (c) any certificate of deposit, time deposit or banker’s acceptance, maturing not more than one year after such time, or any overnight Federal Funds transaction that is issued or sold by any Lender or its holding company (or by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000), (d) any repurchase agreement entered into with any Lender (or commercial banking institution of the nature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder and (e) money market accounts or mutual funds which invest exclusively in assets satisfying the foregoing requirements, and (f) other short term liquid investments approved in writing by the Administrative Agent.

Change of Control means the occurrence of any of the following events: (a) Monte R. Black, such person’s spouse or such person’s lineal descendants, or trusts for the benefit of any of the foregoing, shall cease to collectively (i) own and control at least 85% of the outstanding Capital Securities of the Company or (ii) have the right to elect a majority of the board of directors of the Company; or (b) the Company shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Capital Securities of each Subsidiary.

Closing Date - see Section 12.1.

Code means the Internal Revenue Code of 1986.

Collateral as defined in the Guaranty and Collateral Agreement of even date herewith executed by the Borrowers.

Collateral Access Agreement means an agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which a mortgagee or lessor of real property on which collateral is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory or other property owned by any Borrower, acknowledges the Liens of the Administrative Agent and waives any Liens held by such Person on such property, and, in the case of any such agreement with a mortgagee or lessor, permits the Administrative Agent reasonable access to and use of such real property following the occurrence and during the continuance of an Event of Default to assemble, complete and sell any Collateral stored or otherwise located thereon.

Collateral Documents means, collectively, the Guaranty and Collateral Agreement, each Mortgage, each Collateral Access Agreement, the Aircraft Security Agreement, each control agreement and any other agreement or instrument pursuant to which the Company, any Subsidiary or any other Person grants or purports to grant collateral to the Administrative Agent for the benefit of the Lenders or otherwise relates to such collateral.

Commitment means, as to any Lender, such Lender’s commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement. The initial amount of each Lender’s commitment to make Loans is set forth on Annex A.

Company - see the Preamble.

Compliance Certificate means a Compliance Certificate in substantially the form of Exhibit B.

Computation Period means each period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter.

Consolidated Net Income means, with respect to the MPW Companies for any period, the net income (or loss) of the MPW Companies for such period, excluding any gains from Asset Dispositions (without giving effect to subclauses (a) through (c) of the definition thereof), any extraordinary gains and any gains from discontinued operations.

Contingent Liability means, with respect to any Person, each obligation and liability of such Person and all such obligations and liabilities of such Person incurred pursuant to any agreement, undertaking or arrangement by which such Person: (a) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, dividend, obligation or other liability of any other Person in any manner (other than by endorsement of instruments in the course of collection), including any indebtedness, dividend or other obligation which may be issued or incurred at some future time; (b) guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person; (c) undertakes or agrees (whether contingently or otherwise): (i) to purchase, repurchase, or otherwise acquire any indebtedness, obligation or liability of any other Person or any property or assets constituting security therefor, (ii) to advance or provide funds for the payment or discharge of any indebtedness, obligation or liability of any other Person (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, working capital or other financial condition of any other Person, or (iii) to make payment to any other Person other than for value received; (d) agrees to lease property or to purchase securities, property or services from such other Person with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of such other Person to make payment of the indebtedness or obligation; (e) to induce the issuance of, or in connection with the issuance of, any letter of credit for the benefit of such other Person; or (f) undertakes or agrees otherwise to assure a creditor against loss. The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the indebtedness, obligation or other liability guaranteed or supported thereby.

Controlled Group means all members of a controlled group of corporations, all members of a controlled group of trades or businesses (whether or not incorporated) under common control and all members of an affiliated service group which, together with the Company or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

Debt of any Person means, without duplication, (a) all indebtedness of such Person, (b) all borrowed money of such Person, whether or not evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the fair market value of such property securing such indebtedness at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), (g) all Hedging Obligations of such Person, (h) all Contingent Liabilities of such Person, (i) all Debt of any partnership of which such Person is a general partner and (j) any Capital Securities or other equity instrument, whether or not mandatorily redeemable, that under GAAP is characterized as debt, whether pursuant to financial accounting standards board issuance No. 150 or otherwise.

Debt to be Repaid means Debt listed on Schedule 12.1.

Designated Proceeds - see Section 6.2.2(a).

Dollar and the sign “$” mean lawful money of the United States of America.

EBIT means Consolidated Net Income (x) plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Interest Expense and (ii) expense for taxes accrued, (y) minus or plus, as the case may be, respectively, equity in earnings (loss) of Affiliates, net of tax, (z) plus, without duplication, all cash distributions actually received by the MPW Companies from such Affiliates, all calculated for the MPW Companies on a consolidated basis.

EBITDA means, for any period, EBIT plus, to the extent deducted from revenues in determining EBIT, (i) depreciation, (ii) amortization, (iii) without duplication, any writedown of goodwill or other Intangible Assets required by F.A.S. 142 or F.A.S. 144, plus or minus, as the case may be, “mark to market” adjustments to income made with respect to Hedging Agreements required hereunder and plus, to the extent approved by the Administrative Agent, (a) expenses related solely to any Borrower’s status as a reporting company under the Securities Exchange Act of 1934, as amended, or the Related Transactions or (b) any other expenses. EBITDA shall also include, without duplication, the trailing EBITDA for any Persons acquired by any Borrower, which shall be adjusted for Nonrecurring Private Company Owner Compensation paid during such period.

Eligible Account means an Account owing to any Borrower which meets each of the following requirements:

(a) it arises from the sale or lease of goods or the rendering of services which have been fully performed by a Borrower; and if it arises from the sale or lease of goods, (i) such goods comply with such Account Debtor’s specifications (if any) and have been delivered to such Account Debtor and (ii) the Borrower has possession of, or if requested by the Administrative Agent, has delivered to the Administrative Agent, delivery receipts evidencing such delivery;

(b) it (i) is subject to a perfected, first priority Lien in favor of the Administrative Agent and (ii) is not subject to any other assignment, claim or Lien;

(c) it is a valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto, and is not subject to the fulfillment of any condition whatsoever or any counterclaim, credit, allowance, discount, rebate or adjustment by the Account Debtor with respect thereto, or to any claim by such Account Debtor denying liability thereunder in whole or in part and the Account Debtor has not refused to accept and/or has not returned or offered to return any of the goods or services which are the subject of such Account;

(d) there is no bankruptcy, insolvency or liquidation proceeding pending by or against the Account Debtor with respect thereto;

(e) unless the sale of goods or services giving rise to such Account is on letter of credit, banker’s acceptance or other credit support terms reasonably satisfactory to the Administrative Agent, the Account Debtor with respect thereto is a resident or citizen of, and is located within, the United States;

(f) it is not an Account arising from a “sale on approval,” “sale or return,” “consignment” or “bill and hold” or subject to any other repurchase or return agreement;

(g) it is not an Account with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by any MPW Company (or by any agent or custodian of any MPW Company) for the account of or subject to further and/or future direction from the Account Debtor with respect thereto;

(h) it arises in the ordinary course of business of the Borrower;

(i) if the Account Debtor is the United States or any department, agency or instrumentality thereof, the Borrower has assigned its right to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, and evidence (satisfactory to the Administrative Agent) of such assignment has been delivered to the Administrative Agent;

(j) if the Borrower maintains a credit limit for an Account Debtor, the aggregate dollar amount of Accounts due from such Account Debtor, including such Account, does not exceed such credit limit;

(k) if the Account is evidenced by chattel paper or an instrument, the originals of such chattel paper or instrument shall have been endorsed and/or assigned and delivered to the Administrative Agent or, in the case of electronic chattel paper, shall be in the control of the Administrative Agent, in each case in a manner satisfactory to the Administrative Agent;

(l) such Account is evidenced by an invoice delivered to the related Account Debtor and is not more than 60 days past the due date thereof, in each case according to the original terms of sale and in each case net of any credits in prior or similar accounting entries or determinations (including, without limitation, entries made as allowance for revenue adjustment accounts), except as to which the Administrative Agent consents in writing;

(m) it is not an Account with respect to an Account Debtor that is located in any jurisdiction which has adopted a statute or other requirement with respect to which any Person that obtains business from within such jurisdiction must file a notice of business activities report or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction’s courts unless (i) such notice of business activities report has been duly and timely filed or the Borrower is exempt from filing such report and has provided the Administrative Agent with satisfactory evidence of such exemption or (ii) the failure to make such filings may be cured retroactively by the Borrower for a nominal fee;

(n) the Account Debtor with respect thereto is not a MPW Company or an Affiliate of a MPW Company;

(o) it is not owed by an Account Debtor with respect to which 25% or more of the aggregate amount of outstanding Accounts owed at such time by such Account Debtor is classified as ineligible under clause (l) of this definition;

(p) if the aggregate amount of all Accounts owed by the Account Debtor thereon exceeds 25% of the aggregate amount of all Accounts at such time, then all Accounts owed by such Account Debtor in excess of such amount shall be deemed ineligible;

(q) if an Account Debtor is owed (irrespective of any conditions) amounts by any MPW Company under any rebate or similar program, then an amount of Accounts of such Account Debtor equal to the amount owed to the Account Debtor shall be deemed ineligible;

(r) if the Account Debtor is a state or local government or any department, agency or instrumentality thereof, the Administrative Agent has consented in writing to the process by which its security interest in such Account has been granted and perfected; and

(s) it is otherwise not unacceptable to the Administrative Agent in its reasonable discretion for any other reason.

An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account. If an Account that was once an Eligible Account but has ceased to be an Eligible Account under the foregoing sentence subsequently again meets all of the requirements for an Eligible Account, such Account shall be considered an Eligible Account, except that if any such Account is for more than $250,000, such Account shall not be considered an Eligible Account without the written consent of the Administrative Agent. Further, with respect to any Account, if the Administrative Agent or the Required Lenders at any time hereafter determine in its or their discretion that the prospect of payment or performance by the Account Debtor with respect thereto is materially impaired for any reason whatsoever, such Account shall cease to be an Eligible Account after notice of such determination is given to the Company.

Eligible Unbilled Revenue means an amount recorded, consistent with GAAP and past practices, on a month end consolidated balance sheet of the Borrowers, excluding amounts attributable to the Canadian Subsidiary, as “eligible unbilled revenue” that (a) is an Account, (b) meets the definition of “Eligible Account” except that it represents an amount not yet invoiced and (c) is for goods or services provided during the month ending on the date of the balance sheet.

Environmental Claims means all claims, however asserted, by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

Environmental Laws means all present or future federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, consent agreements, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Substance.

Equipment Term Loan Commitment means $13,500,000.

Equipment Term Loans - see Section 2.1.3.

Equipment Term Loan Maturity Date means the earlier of (a) September 30, 2011 or (b) the Termination Date.

ERISA means the Employee Retirement Income Security Act of 1974.

Event of Default means any of the events described in Section 13.1.

Excess Cash Flow means, for any period, the remainder of (a) EBITDA for such period, minus (b) the sum, without duplication, of (i) scheduled repayments of principal of Term Loans made during such period, plus (ii) voluntary prepayments of the Term Loans pursuant to Section 6.2.1 during such period, plus (iii) cash payments made in such period with respect to Capital Expenditures, plus (iv) all income taxes paid in cash by the MPW Companies during such period, plus (v) cash Interest Expense of the MPW Companies during such period.

Excluded Taxes means taxes based upon, or measured by, the Lender’s or Administrative Agent’s (or a branch of the Lender’s or Administrative Agent’s) overall net income, overall net receipts, or overall net profits (including franchise taxes imposed in lieu of such taxes), but only to the extent such taxes are imposed by a taxing authority (a) in a jurisdiction in which such Lender or Administrative Agent is organized, (b) in a jurisdiction which the Lender’s or Administrative Agent’s principal office is located, or (c) in a jurisdiction in which such Lender’s or Administrative Agent’s lending office (or branch) in respect of which payments under this Agreement are made is located.

Federal Funds Rate means, for any day, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent. The Administrative Agent’s determination of such rate shall be binding and conclusive absent manifest error.

Fiscal Quarter means a fiscal quarter of a Fiscal Year.

Fiscal Year means the fiscal year of the Borrowers and their Subsidiaries which period shall be the 12-month period ending on June 30 of each year or such other fiscal year ending date adopted by the Borrowers and their Subsidiaries in accordance with this Agreement. References to a Fiscal Year with a number corresponding to any calendar year (e.g., “Fiscal Year 2003”) refer to the Fiscal Year ending on the applicable fiscal year ending date of such calendar year.

Fixed Charge Coverage Ratio means, for any Computation Period, the ratio of (a) the total for such period of (i) EBITDA plus (ii) Allowed Capital Contributions plus (iii) cash income tax refunds received by the MPW Companies minus (iv) the sum of income taxes and dividends or other distributions to the shareholders of the MPW Companies in each case paid in cash by the MPW Companies and all Capital Expenditures, to (b) the sum for such period of (i) cash Interest Expense plus (ii) required payments of principal of Funded Debt (including the Term Loans but excluding the Revolving Loans).

FRB means the Board of Governors of the Federal Reserve System or any successor thereto.

Funded Debt means, as to any Person, all Debt of such Person that matures more than one year from the date of its creation (or is renewable or extendible, at the option of such Person, to a date more than one year from such date).

GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

Group - see Section 2.2.1.

Guaranty and Collateral Agreement means the Guaranty and Collateral Agreement dated as of the date hereof executed and delivered by the Borrowers, together with any joinders thereto and any other guaranty and collateral agreement executed by a Borrower, in each case in form and substance satisfactory to the Administrative Agent.

Hazardous Substances means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, dielectric fluid containing levels of polychlorinated biphenyls, radon gas and mold; (b) any chemicals, materials, pollutant or substances defined as or included in the definition of “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous substances”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, “pollutants” or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the exposure to, or release of which is prohibited, limited or regulated by any governmental authority or for which any duty or standard of care is imposed pursuant to, any Environmental Law.

Hedging Agreement means any interest rate, currency or commodity swap agreement, cap agreement or collar agreement, and any other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

Hedging Obligation means, with respect to any Person, any liability of such Person under any Hedging Agreement.

Indemnified Liabilities - see Section 15.16.

Intangible Assets means all intangible assets of the MPW Companies, as determined in accordance with GAAP, including without limitation (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (iii) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (iv) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (v) all goodwill, either with respect to the foregoing or otherwise, (vi) all capitalized debt issuance costs and capitalized non-competition costs and (vii) all other proprietary rights.

Interest Expense means for any period the consolidated interest expense of the MPW Companies for such period (including all imputed interest on Capital Leases).

Interest Period means, as to any LIBOR Loan, the period commencing on the date such Loan is borrowed or continued as, or converted into, a LIBOR Loan and ending on the date one, two or three months thereafter as selected by the Borrowers pursuant to Section 2.2.2 or 2.2.3, as the case may be; provided that:

(a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

(b) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c) the Borrowers may not select any Interest Period for a Revolving Loan which would extend beyond the scheduled Termination Date;

(d) the Borrowers may not select any Interest Period for a Term Loan if, after giving effect to such selection, the aggregate principal amount of all Term Loans having Interest Periods ending after any date on which an installment of the Term Loans is scheduled to be repaid would exceed the aggregate principal amount of the Term Loans scheduled to be outstanding after giving effect to such repayment; and

(e) if the Borrowers specify a LIBOR Loan as an initial Loan, such Interest Period shall commence on the date such Loan is borrowed and end on the last date of the month of such borrowing.

Inventory is defined in the Guaranty and Collateral Agreement.

Investment means, with respect to any Person, any investment in another Person, whether by acquisition of any debt or Capital Security, by making any loan or advance, by becoming obligated with respect to a Contingent Liability in respect of obligations of such other Person (other than travel and similar advances to employees in the ordinary course of business) or by making an Acquisition.

Issuing Lender means LaSalle, in its capacity as the issuer of Letters of Credit hereunder, or any Affiliate of LaSalle that may from time to time issue Letters of Credit, and their successors and assigns in such capacity.

LaSalle - see the Preamble.

L/C Application means, with respect to any request for the issuance of a Letter of Credit, a letter of credit application in the form being used by the Issuing Lender at the time of such request for the type of letter of credit requested.

L/C Fee Rate - see the definition of Applicable Margin.

Lender - see the Preamble. References to the “Lenders” shall include the Issuing Lender; for purposes of clarification only, to the extent that LaSalle (or any successor Issuing Lender) may have any rights or obligations in addition to those of the other Lenders due to its status as Issuing Lender, its status as such will be specifically referenced. In addition to the foregoing, for the purpose of identifying the Persons entitled to share in the Collateral and the proceeds thereof under, and in accordance with the provisions of, this Agreement and the Collateral Documents, the term “Lender” shall include Affiliates of a Lender providing a Bank Product.

Lender Party - see Section 15.17.

Letter of Credit - see Section 2.1.3.

Letter of Credit Agreement means, at any time, with respect to the issuance of Letters of Credit, a master letter of credit agreement or reimbursement agreement in the form, if any, being used by the Issuing Lender at such time.

LIBOR Loan means any Loan which bears interest at a rate determined by reference to the LIBOR Rate.

LIBOR Margin - see the definition of Applicable Margin.

LIBOR Office means with respect to any Lender the office or offices of such Lender which shall be making or maintaining the LIBOR Loans of such Lender hereunder. A LIBOR Office of any Lender may be, at the option of such Lender, either a domestic or foreign office.

LIBOR Rate means a rate of interest equal to (a) the per annum rate of interest at which United States dollar deposits in an amount comparable to the amount of the relevant LIBOR Loan and for a period equal to the relevant Interest Period (except that if the relevant Interest Period is less than one month, the Interest Period shall be deemed to be one month solely for purposes of calculating the rate of interest pursuant to this definition) are offered in the London Interbank Eurodollar market at 11:00 A.M. (London time) two (2) Business Days prior to the commencement of such Interest Period (or three (3) Business Days prior to the commencement of such Interest Period if banks in London, England were not open and dealing in offshore United States dollars on such second preceding Business Day), as displayed in the Bloomberg Financial Markets system (or other authoritative source selected by the Administrative Agent in its sole discretion) or, if the Bloomberg Financial Markets system or another authoritative source is not available, as the LIBOR Rate is otherwise determined by the Administrative Agent in its sole and absolute discretion, divided by (b) a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in

Regulation D (or any successor category of liabilities under Regulation D), such rate to remain fixed for such Interest Period. The Administrative Agent’s determination of the LIBOR Rate shall be conclusive, absent manifest error.

Lien means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person (including an interest in respect of a Capital Lease) which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, title retention lien, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

Loan Documents means this Agreement, the Notes, the Letters of Credit, the Letter of Credit Agreement, the L/C Applications, the Agent Fee Letter, the Collateral Documents, the Subordination Agreements, any Hedging Agreements to which the Administrative Agent or any of its Affiliates are party, and all documents, instruments and agreements delivered in connection with the foregoing.

Loan or Loans means, as the context may require, Revolving Loans, Term Loans and/or Swing Line Loans.

Mandatory Prepayment Event - see Section 6.2.2(a).

Margin Stock means any “margin stock” as defined in Regulation U.

Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business, properties or prospects of the MPW Companies taken as a whole, (b) a material impairment of the ability of any Borrower to perform any of the Obligations under any Loan Document or (c) a material adverse effect upon any substantial portion of the collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against any Borrower of any Loan Document.

Mortgage means a mortgage, deed of trust, leasehold mortgage or similar instrument granting the Administrative Agent a Lien on real property of any Borrower.

MPW Company means the Company and each Subsidiary.

Multiemployer Pension Plan means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Company or any other member of the Controlled Group may have any liability.

Net Cash Proceeds means:

(a)	with respect to any Asset Disposition, the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance or by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by any Borrower pursuant to such Asset Disposition net of (i) the direct costs relating to such sale, transfer or other disposition (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by the Borrowers to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (iii) amounts required to be applied to the repayment of any Debt secured by a Lien on the asset subject to such Asset Disposition (other than the Loans);

(b)	with respect to any issuance of Capital Securities, the aggregate cash proceeds received by any Borrower pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriters’ commissions); and

(c)	with respect to any issuance of Debt, the aggregate cash proceeds received by any Borrower pursuant to such issuance, net of the direct costs of such issuance (including up-front, underwriters’ and placement fees).

Nonrecurring Private Company Owner Compensation means salaries, bonuses and other compensation paid to owners of a Person preceding such Person being acquired by any Borrower or a Subsidiary thereof that are discontinued or adjusted upon acquisition of such Person by the Borrower or Subsidiary.

Non-U.S. Participant - see Section 7.6(d).

Non-Use Fee Rate - see the definition of Applicable Margin.

Note means a promissory note substantially in the form of Exhibit A.

Notice of Borrowing - see Section 2.2.2.

Notice of Conversion/Continuation - see Section 2.2.3.

Obligations means all obligations (monetary (including post-petition interest, allowed or not) or otherwise) of any Borrower under this Agreement and any other Loan Document including Attorney Costs and any reimbursement obligations of each Borrower in respect of Letters of Credit and surety bonds, all Hedging Obligations permitted hereunder which are owed to any Lender or its Affiliate or Administrative Agent, and all Bank Product Obligations, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

OFAC - see Section 10.4.

Operating Lease means any lease of (or other agreement conveying the right to use) any real or personal property by any Borrower, as lessee, other than any Capital Lease.

Over-Advance Amount means an amount equal $4,900,000, reduced to $4,500,000 at the close of business on June 30, 2007 and reduced by $500,000 at the close of business on each subsequent June 30.

PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

Participant - see Section 15.6.2.

Pension Plan means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA or the minimum funding standards of ERISA (other than a Multiemployer Pension Plan), and as to which the Company or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

Pentagon Leases means the Lease Agreement, as amended, listed on Schedule 1.1 and guaranteed by any MPW Company and any replacement or successor agreement guaranteed by any MPW Company.

Permitted Lien means a Lien expressly permitted hereunder pursuant to Section 11.2.

Person means any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

Prime Rate means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its prime rate (whether or not such rate is actually charged by the Administrative Agent), which is not intended to be the Administrative Agent’s lowest or most favorable rate of interest at any one time. Any change in the Prime Rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change; provided that the Administrative Agent shall not be obligated to give notice of any change in the Prime Rate.

Pro Rata Share means:

(a)	with respect to a Lender’s obligation to make Revolving Loans, participate in Letters of Credit, reimburse the Issuing Lender, and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (x) prior to the Revolving Commitment being terminated or reduced to zero, the percentage obtained by dividing (i) the sum of such Lender’s Revolving Commitment plus the amount committed (or, if greater, outstanding) by any Affiliate of such Lender for any Canadian Debt, by (ii) the sum of the aggregate Revolving Commitment of all Lenders plus the amount committed by any Affiliate of the Lenders for any Canadian Debt and (y) from and after the time the Revolving Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the sum of the aggregate unpaid principal amount of such Lender’s Revolving Outstandings (after settlement and repayment of all Swing Line Loans by the Lenders) plus the amount committed (or, if greater, outstanding) by any Affiliate of such Lender for any Canadian Debt by (ii) the sum of the aggregate unpaid principal amount of all Revolving Outstandings plus the amount committed (or, if greater, outstanding) by any Affiliate of the Lenders for any Canadian Debt;

(b)	with respect to a Lender’s obligation to make an Equipment Term Loan and receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of the Equipment Term Loan, the percentage obtained by dividing (i) such Lender’s Equipment Term Loan Commitment, by (ii) the aggregate amount of all Lenders’ Equipment Term Loan Commitments, and (y) from and after the making of the Equipment Term Loans, the percentage obtained by dividing (i) the principal amount of such Lender’s Equipment Term Loan by (ii) the principal amount of all Equipment Term Loans of all Lenders;

(c)	with respect to a Lender’s obligation to make a Real Estate Term Loan and receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of the Real Estate Term Loans, the percentage obtained by dividing (i) such Lender’s Real Estate Term Loan Commitment, by (ii) the aggregate amount of all Lenders’ Real Estate Term Loan Commitments, and (y) from and after the making of the Real Estate Term Loans, the percentage obtained by dividing (i) the principal amount of such Lender’s Real Estate Term Loan by (ii) the principal amount of all Real Estate Term Loans of all Lenders; and

(d)	with respect to all other matters as to a particular Lender, the percentage obtained by dividing (i) such Lender’s Revolving Commitment plus such Lender’s Equipment Term Loan Commitment plus such Lender’s Real Estate Term Loan Commitment, by (ii) the aggregate amount of Revolving Commitment of all Lenders plus the Equipment Term Loan Commitment of all Lenders plus the Real Estate Term Loan Commitment of all Lenders; provided that in the event the Commitments have been terminated or reduced to zero, Pro Rata Share shall be the percentage obtained by dividing (A) the principal amount of such Lender’s Revolving Outstandings (after settlement and repayment of all Swing Line Loans by the Lenders) plus the unpaid principal amount of such Lender’s Equipment Term Loan plus the unpaid principal amount of such Lender’s Real Estate Term Loan by (B) the principal amount of all outstanding Revolving Outstandings plus the unpaid principal amount of all Equipment Term Loans of all Lenders plus the unpaid principal amount of all Real Estate Term Loans of all Lenders.

Real Estate Loan Value means, with respect to any certain real property of an MPW Company, the collateral value assigned by the Administrative Agent to such real property in connection with this Agreement, it being agreed that the Real Estate Loan Value for the Hendersonville, Tennessee real property is $516,000 and that the Real Estate Loan Value for the Heath, Licking County airport hangar is $360,000.

Real Estate Term Loan Commitment means $6,000,000, reduced by the Real Estate Loan Value of any real property owned by any MPW Company as of the Closing Date for which the documents specified in Section 12.1.6 have not been delivered and reduced by the Real Estate Loan Value of any real property owned by any MPW Company as of the Closing Date to the extent such real property is sold or otherwise transferred to any Person other than a Borrower.

Real Estate Term Loan Maturity Date means the earlier of (a) September 30, 2011 or (b) the Termination Date.

Real Estate Term Loans - see Section 2.1.2.

Refunded Swing Line Loan - see Section 2.2.4(c).

Regulation D means Regulation D of the FRB.

Regulation U means Regulation U of the FRB.

Related Agreements means the Agreement and Plan of Merger dated as of April 14, 2006, between Noir Acquisition Corporation and the Company and any agreement entered into pursuant thereto.

Related Transactions means the transactions contemplated by the Related Agreements.

Replacement Lender - see Section 8.7(b).

Remedial Work – see Section 10.8(e).

Reportable Event means a reportable event as defined in Section 4043 of ERISA and the regulations issued thereunder as to which the PBGC has not waived the notification requirement of Section 4043(a), or the failure of a Pension Plan to meet the minimum funding standards of Section 412 of the Code (without regard to whether the Pension Plan is a plan described in Section 4021(a)(2) of ERISA) or under Section 302 of ERISA.

Required Lenders means, at any time, Lenders whose Pro Rata Shares equal or exceed 66 2/3% as determined pursuant to clause (d) of the definition of “Pro Rata Share”.

Revolving Commitment means $17,000,000, as reduced from time to time pursuant to Section 6.1.

Revolving Loan - see Section 2.1.1.

Revolving Loan Availability means the lesser of (i) the Revolving Commitment and (ii) the Borrowing Base.

Revolving Outstandings means, at any time, the sum of (a) the aggregate principal amount of all outstanding Revolving Loans, plus (b) the Stated Amount of all Letters of Credit.

SEC means the Securities and Exchange Commission or any other governmental authority succeeding to any of the principal functions thereof.

Senior Officer means, with respect to any Borrower, any of the chief executive officer, the chief financial officer, the chief operating officer or the treasurer of such Borrower.

Stated Amount means, with respect to any Letter of Credit at any date of determination, (a) the maximum aggregate amount available for drawing thereunder under any and all circumstances plus (b) the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

Subordinated Debt means any unsecured Debt of any Borrower which has subordination terms, covenants, pricing and other terms which have been approved in writing by the Required Lenders.

Subordinated Debt Documents means all documents and instruments relating to the Subordinated Debt and all amendments and modifications thereof approved by the Administrative Agent.

Subordination Agreements means all subordination agreements executed by a holder of Subordinated Debt in favor of the Administrative Agent and the Lenders from time to time after the Closing Date in form and substance and on terms and conditions satisfactory to Administrative Agent.

Subsidiary means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of outstanding Capital Securities as have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company.

Swing Line Availability means the lesser of (a) the Swing Line Commitment Amount and (b) Revolving Loan Availability (less Revolving Outstandings at such time).

Swing Line Commitment Amount means $2,000,000, as reduced from time to time pursuant to Section 6.1, which commitment constitutes a subfacility of the Revolving Commitment of the Swing Line Lender.

Swing Line Lender means LaSalle.

Swing Line Loan - see Section 2.2.4.

Taxes means any and all present and future taxes, duties, levies, imposts, deductions, assessments, charges or withholdings, and any and all liabilities (including interest and penalties and other additions to taxes) with respect to the foregoing, but excluding Excluded Taxes.

Term Loans means the Equipment Term Loans and the Real Estate Term Loans.

Termination Date means the earlier to occur of (a) September 30, 2011 or (b) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.

Termination Event means, with respect to a Pension Plan that is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of Company or any other member of the Controlled Group from such Pension Plan during a plan year in which Company or any other member of the Controlled Group was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Pension Plan, the filing of a notice of intent to terminate the Pension Plan or the treatment of an amendment of such Pension Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Pension Plan or (e) any event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Pension Plan.

Total Debt means all Debt of the Borrowers and their Subsidiaries, determined on a consolidated basis, excluding (a) contingent obligations in respect of Contingent Liabilities (except to the extent constituting Contingent Liabilities in respect of Debt of a Person other than any Borrower), (b) Hedging Obligations, (c) Debt of the Company to Borrower Subsidiaries and Debt of Subsidiaries to the Company or to other Borrower Subsidiaries, (d) contingent obligations in respect of undrawn letters of credit and (e) up to $375,000 per annum in Contingent Liabilities attributable to the Pentagon Leases.

Total Debt to EBITDA Ratio means, as of the last day of any Fiscal Quarter, the ratio of (a) Total Debt (exclusive of scheduled payments owed under an Operating Lease) as of such day to (b) EBITDA for the Computation Period ending on such day.

Total Plan Liability means, at any time, the present value of all vested and unvested accrued benefits under all Pension Plans, determined as of the then most recent valuation date for each Pension Plan, using PBGC actuarial assumptions for single employer plan terminations.

Type - see Section 2.2.1.

UCC is defined in the Guaranty and Collateral Agreement.

Unfunded Liability means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Pension Plans exceeds the fair market value of all assets allocable to those benefits, all determined as of the then most recent valuation date for each Pension Plan, using PBGC actuarial assumptions for single employer plan terminations.

Unmatured Event of Default means any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

Withholding Certificate - see Section 7.6(d).

Wholly-Owned Subsidiary means, as to any Person, a Subsidiary all of the Capital Securities of which (except directors’ qualifying Capital Securities) are at the time directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

1.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) Section, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) The term “including” is not limiting and means “including without limitation.”

(d) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including.”

(e) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

(f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

(g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Borrowers, the Lenders and the other parties thereto and are the products of all parties. Accordingly, they shall not be construed against the Administrative Agent or the Lenders merely because of the Administrative Agent’s or Lenders’ involvement in their preparation.

SECTION 2 COMMITMENTS OF THE LENDERS; BORROWING, CONVERSION AND LETTER OF CREDIT PROCEDURES.

2.1 Commitments. On and subject to the terms and conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees to make loans to, and to issue or participate in letters of credit for the account of, the Borrowers as follows:

2.1.1 Revolving Loan Commitment. Each Lender with a Revolving Loan Commitment agrees to make loans on a revolving basis (“Revolving Loans”) from time to time until the Termination Date in such Lender’s Pro Rata Share of such aggregate amounts as the Borrowers may request from all Lenders; provided that the Revolving Outstandings will not at any time exceed Revolving Loan Availability (less the amount of any Swing Line Loans outstanding at such time).

2.1.2 Term Loan Commitments. Each Lender with an Equipment Term Loan Commitment agrees to make a loan to the Borrowers (each such loan, an “Equipment Term Loan”) on the Closing Date in such Lender’s Pro Rata Share of the Equipment Term Loan Commitment. Each Lender with a Real Estate Term Loan Commitment agrees to make a loan to the Borrowers (each such loan, a “Real Estate Term Loan”) on the Closing Date (or, if the Real Estate Term Loan Commitment is increased by operation of the definition thereof on some date after the Closing Date, on the date that is five Business Days after the date of such increase) in such Lender’s Pro Rata Share of the Real Estate Term Loan Commitment. The Commitments of the Lenders to make Term Loans shall expire concurrently with the making of the Term Loans on the Closing Date, except that if the Real Estate Term Loan Commitment is less than the maximum on the Closing Date, the Commitments of the Lenders with respect to the difference between the maximum the Real Estate Term Loan Commitment and the actual Real Estate Term Loan Commitment as of the Closing Date will survive until if and when the Real Estate Term Loan Commitment increases by operation of the definition thereof to the maximum.

2.1.3 L/C Commitment. Subject to Section 2.3.1, the Issuing Lender agrees to issue letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Lender (each, a “Letter of Credit”), at the request of and for the account of the Borrowers from time to time before the scheduled Termination Date and, as more fully set forth in Section 2.3.2, each Lender agrees to purchase a participation in each such Letter of Credit; provided that (a) the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $5,000,000 and (b) the Revolving Outstandings shall not at any time exceed Revolving Loan Availability (less the amount of any Swing Line Loans outstanding at such time).

2.2 Loan Procedures.

2.2.1 Various Types of Loans. Each Revolving Loan shall be, and each Term Loan may be divided into tranches which are, either a Base Rate Loan or a LIBOR Loan (each, a “type” of Loan), as the Borrowers shall specify in the related notice of borrowing or conversion pursuant to Section 2.2.2 or 2.2.3. LIBOR Loans having the same Interest Period which expire on the same day are sometimes called a “Group” or collectively “Groups”. Base Rate Loans and LIBOR Loans may be outstanding at the same time, provided that not more than five different Groups of LIBOR Loans shall be outstanding at any one time. All borrowings, conversions and repayments of Revolving Loans shall be effected so that each Lender will have a ratable share (according to its Pro Rata Share) of all types and Groups of Loans. Notwithstanding the foregoing or any other provision of this Agreement, the Borrowers may not select any Interest Period for a LIBOR Loan which is longer than one month until the earlier of (x) 90 days after the Closing Date and (y) the date that the Administrative Agent notifies the Borrowers that it has completed its primary syndication of the Loans and the Commitments.

2.2.2 Borrowing Procedures. The Borrowers shall give written notice (each such written notice, a “Notice of Borrowing”) substantially in the form of Exhibit E or telephonic notice (followed immediately by a Notice of Borrowing) to the Administrative Agent of each proposed borrowing not later than (a) in the case of a Base Rate borrowing, 11:00 A.M., Chicago time, on the proposed date of such borrowing, and (b) in the case of a LIBOR borrowing, 11:00 A.M., Chicago time, at least two Business Days prior to the proposed date of such borrowing. Each such notice shall be effective upon receipt by the Administrative Agent, shall be irrevocable, and shall specify the date, amount and type of borrowing and, in the case of a LIBOR borrowing, the initial Interest Period therefor. Promptly upon receipt of such notice, the Administrative Agent shall advise each Lender thereof. Not later than 1:00 P.M., Chicago time, on the date of a proposed borrowing, each Lender shall provide the Administrative Agent at the office specified by the Administrative Agent with immediately available funds covering such Lender’s

Pro Rata Share of such borrowing and, so long as the Administrative Agent has not received written notice that the conditions precedent set forth in Section 12 with respect to such borrowing have not been satisfied, the Administrative Agent shall pay over the funds received by the Administrative Agent to the Borrowers on the requested borrowing date. Each borrowing shall be on a Business Day. Each Base Rate borrowing shall be in an aggregate amount of at least $50,000 and an integral multiple of $10,000, and each LIBOR borrowing shall be in an aggregate amount of at least $1,000,000 and an integral multiple of at least $100,000.

2.2.3 Conversion and Continuation Procedures. (a) Subject to Section 2.2.1, the Borrowers may, upon irrevocable written notice to the Administrative Agent in accordance with clause (b) below:

(i) elect, as of any Business Day, to convert any Loans (or any part thereof in an aggregate amount not less than $1,000,000 or a higher integral multiple of $100,000) into Loans of the other type; or

(ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Loans having Interest Periods expiring on such day (or any part thereof in an aggregate amount not less than $1,000,000 or a higher integral multiple of $100,000) for a new Interest Period; provided that after giving effect to any prepayment, conversion or continuation, the aggregate principal amount of each Group of LIBOR Loans shall be at least $1,000,000 and an integral multiple of $100,000.

(b) The Borrowers shall give written notice (each such written notice, a “Notice of Conversion/Continuation”) substantially in the form of Exhibit F or telephonic notice (followed immediately by a Notice of Conversion/Continuation) to the Administrative Agent of each proposed conversion or continuation not later than (i) in the case of conversion into Base Rate Loans, 11:00 A.M., Chicago time, on the proposed date of such conversion and (ii) in the case of conversion into or continuation of LIBOR Loans, 11:00 A.M., Chicago time, at least two Business Days prior to the proposed date of such conversion or continuation, specifying in each case:

(A) the proposed date of conversion or continuation;

(B) the aggregate amount of Loans to be converted or continued;

(C) the type of Loans resulting from the proposed conversion or continuation; and

(D) in the case of conversion into, or continuation of, LIBOR Loans, the duration of the requested Interest Period therefor.

(c) If upon the expiration of any Interest Period applicable to LIBOR Loans, the Borrowers have failed to select timely a new Interest Period to be applicable to such LIBOR Loans, the Borrowers shall be deemed to have elected to convert such LIBOR Loans into Base Rate Loans effective on the last day of such Interest Period.

(d) The Administrative Agent will promptly notify each Lender of its receipt of a notice of conversion or continuation pursuant to this Section 2.2.3 or, if no timely notice is provided by the Borrowers, of the details of any automatic conversion.

(e) Any conversion of a LIBOR Loan on a day other than the last day of an Interest Period therefor shall be subject to Section 8.4.

2.2.4 Swing Line Facility.

(a) The Administrative Agent shall notify the Swing Line Lender upon the Administrative Agent’s receipt of any Notice of Borrowing. Subject to the terms and conditions hereof, the Swing Line Lender may, in its sole discretion, make available from time to time until the Termination Date advances (each, a “Swing Line Loan”) in accordance with any such notice, notwithstanding that after making a requested Swing Line Loan, the sum of the Swing Line Lender’s Pro Rata Share of the Revolving Outstanding and all outstanding Swing Line Loans, may exceed the Swing Line Lender’s Pro Rata Share of the Revolving Commitment. The provisions of this Section 2.2.4 shall not relieve Lenders of their obligations to make Revolving Loans under Section 2.1.1; provided that if the Swing Line Lender makes a Swing Line Loan pursuant to any such notice, such Swing Line Loan shall be in lieu of any Revolving Loan that otherwise may be made by the Lenders pursuant to such notice. The aggregate amount of Swing Line Loans outstanding shall not exceed at any time Swing Line Availability. Until the Termination Date, the Borrowers may from time to time borrow, repay and reborrow under this Section 2.2.4. Each Swing Line Loan shall be made pursuant to a Notice of Borrowing delivered by the Borrowers to the Administrative Agent in accordance with Section 2.2.2. Any such notice must be given no later than 2:00 P.M., Chicago time, on the Business Day of the proposed Swing Line Loan. Unless the Swing Line Lender has received at least one Business Day’s prior written notice from the Required Lenders instructing it not to make a Swing Line Loan, the Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Section 12.2, be entitled to fund that Swing Line Loan, and to have such Lender make Revolving Loans in accordance with Section 2.2.4(c) or purchase participating interests in accordance with Section 2.2.4(d). Notwithstanding any other provision of this Agreement or the other Loan Documents, each Swing Line Loan shall constitute a Base Rate Loan. The Borrowers shall repay the aggregate outstanding principal amount of each Swing Line Loan upon demand therefor by the Administrative Agent.

(b) The entire unpaid balance of each Swing Line Loan and all other noncontingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date if not sooner paid in full.

(c) The Swing Line Lender, at any time and from time to time no less frequently than once weekly, shall on behalf of the Borrowers (and the Borrowers hereby irrevocably authorize the Swing Line Lender to so act on their behalf) request each Lender with a Revolving Commitment (including the Swing Line Lender) to make a Revolving Loan to the Borrowers (which shall be a Base Rate Loan) in an amount equal to that Lender’s Pro Rata Share of the principal amount of all Swing Line Loans (the “Refunded Swing Line Loan”) outstanding on the date such notice is given. Unless any of the events described in Section 13.1.4 has occurred (in which event the procedures of Section 2.2.4(d) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Loan are then satisfied, each Lender shall disburse directly to the Administrative Agent, its Pro Rata Share on behalf of the Swing Line Lender, prior to 2:00 P.M., Chicago time, in immediately available funds on the date that notice is given (provided that such notice is given by 12:00 p.m., Chicago time, on such date). The proceeds of those Revolving Loans shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan.

(d) If, prior to refunding a Swing Line Loan with a Revolving Loan pursuant to Section 2.2.4(c), one of the events described in Section 13.1.4 has occurred, then, subject to the provisions of Section 2.2.4(e) below, each Lender shall, on the date such Revolving Loan was to have been made for the benefit of the Borrowers, purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loan in an amount equal to its Pro Rata Share of such Swing Line Loan. Upon request, each Lender shall promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation interest.

(e) Each Lender’s obligation to make Revolving Loans in accordance with Section 2.2.4(c) and to purchase participation interests in accordance with Section 2.2.4(d) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Unmatured Event of Default or Event of Default; (iii) any inability of the Borrowers to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If and to the extent any Lender shall not have made such amount available to the Administrative Agent or the Swing Line Lender, as applicable, by 2:00 P.M., Chicago time, the amount required pursuant to Sections 2.2.4(c) or 2.2.4(d), as the case may be, on the Business Day on which such Lender receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Administrative Agent for the Swing Line Lender’s account forthwith on demand, for each day from the date such amount was to have been delivered to the Administrative Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect.

2.3 Letter of Credit Procedures.

2.3.1 L/C Applications. The Borrowers shall execute and deliver to the Issuing Lender the Letter of Credit Agreement from time to time in effect. The Borrowers shall give notice to the Administrative Agent and the Issuing Lender of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or such lesser number of days as the Administrative Agent and the Issuing Lender shall agree in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an L/C Application, duly executed by the Borrowers and in all respects satisfactory to the Administrative Agent and the Issuing Lender, together with such other documentation as the Administrative Agent or the Issuing Lender may request in support thereof, it being understood that each L/C Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the scheduled Termination Date (unless such Letter of Credit is Cash Collateralized)) and whether such Letter of Credit is to be transferable in whole or in part. Any Letter of Credit outstanding after the scheduled Termination Date which is Cash Collateralized for the benefit of the Issuing Lender shall be the sole responsibility of the Issuing Lender. So long as the Issuing Lender has not received written notice that the conditions precedent set forth in Section 12 with respect to the issuance of such Letter of Credit have not been satisfied, the Issuing Lender shall issue such Letter of Credit on the requested issuance date. The Issuing Lender shall promptly advise the Administrative Agent of the issuance of each Letter of Credit and of any amendment thereto, extension thereof or event or circumstance changing the amount available for drawing thereunder. In the event of any inconsistency between the terms of the Letter of Credit Agreement, any L/C Application and the terms of this Agreement, the terms of this Agreement shall control.

2.3.2 Participations in Letters of Credit. Concurrently with the issuance of each Letter of Credit, the Issuing Lender shall be deemed to have sold and transferred to each Lender with a Revolving Loan Commitment, and each such Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s Pro Rata Share, in such Letter of Credit and the Borrowers’ reimbursement obligations with respect thereto. If the Borrowers do not pay any reimbursement obligation when due, the Borrowers shall be deemed to have immediately requested that the Lenders make a Revolving Loan which is a Base Rate Loan in a principal amount equal to such reimbursement obligations. The Administrative Agent shall promptly notify such Lenders of such deemed request and, without the necessity of compliance with the requirements of Section 2.2.2, Section 12.2 or otherwise such Lender shall make available to the Administrative Agent its Pro Rata Share of such Loan. The proceeds of such Loan shall be paid over by the Administrative Agent to the Issuing Lender for the account of the Borrowers in satisfaction of such reimbursement obligations. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the Issuing Lender’s “participation” therein. The Issuing Lender hereby agrees, upon request of the Administrative Agent or any Lender, to deliver to the Administrative Agent or such Lender a list of all outstanding Letters of Credit issued by the Issuing Lender, together with such information related thereto as the Administrative Agent or such Lender may reasonably request.

2.3.3 Reimbursement Obligations. (a) The Borrowers jointly and severally hereby unconditionally and irrevocably agree to reimburse the Issuing Lender for each payment or disbursement made by the Issuing Lender under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or disbursement shall bear interest from the date of such payment or disbursement to the date that the Issuing Lender is reimbursed by the Borrowers therefor, payable on demand, at a rate per annum equal to the Base Rate from time to time in effect plus the Base Rate Margin from time to time in effect plus, beginning on the third Business Day after receipt of notice from the Issuing Lender of such payment or disbursement, 2%. The Issuing Lender shall notify the Borrowers and the Administrative Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided that the failure of the Issuing Lender to so notify the Borrowers or the Administrative Agent shall not affect the rights of the Issuing Lender or the Lenders in any manner whatsoever.

(b) The Borrowers’ reimbursement obligations hereunder shall be joint and several, irrevocable and unconditional under all circumstances, including (a) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, (b) the existence of any claim, set-off, defense or other right which any MPW Company may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Lender, any Lender or any other Person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any MPW Company and the beneficiary named in any Letter of Credit), (c) the validity, sufficiency or genuineness of any document which the Issuing Lender has determined complies on its face with the terms of the applicable Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect, or (d) the surrender or impairment of any security for the performance or observance of any of the terms hereof. Without limiting the foregoing, no action or omission whatsoever by the Administrative Agent or any Lender (excluding any Lender in its capacity as the Issuing Lender) under or in connection with any Letter of Credit or any related matters shall result in any liability of the Administrative Agent or any Lender to the Borrowers, or relieve the Borrowers of any of their obligations hereunder to any such Person.

2.3.4 Funding by Lenders to Issuing Lender. If the Issuing Lender makes any payment or disbursement under any Letter of Credit and (a) the Borrowers have not reimbursed the Issuing Lender in full for such payment or disbursement by 11:00 A.M., Chicago time, on the date of such payment or disbursement, (b) a Revolving Loan may not be made in accordance with Section 2.3.2 or (c) any reimbursement received by the Issuing Lender from the Borrowers is or must be returned or rescinded upon or during any bankruptcy or reorganization of any Borrower or otherwise, each other Lender with a Revolving Loan Commitment shall be obligated to pay to the Administrative Agent for the account of the Issuing Lender, in full or partial payment of the purchase price of its participation in such Letter of Credit, its Pro Rata Share of such payment or disbursement (but no such payment shall diminish the obligations of the Borrowers under Section 2.3.3), and, upon notice from the Issuing Lender, the Administrative Agent shall promptly notify each other Lender thereof. Each other Lender irrevocably and unconditionally agrees to so pay to the Administrative Agent in immediately available funds for the Issuing Lender’s account the amount of such other Lender’s Pro Rata Share of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to the Administrative Agent by 2:00 P.M., Chicago time, on the Business Day on which such Lender receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Administrative Agent for the Issuing Lender’s account forthwith on demand, for each day from the date such amount was to have been delivered to the Administrative Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect. Any Lender’s failure to make available to the Administrative Agent its Pro Rata Share of any such payment or disbursement shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender’s Pro Rata Share of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent such other Lender’s Pro Rata Share of any such payment or disbursement.

2.4 Commitments Several. The failure of any Lender to make a requested Loan on any date shall not relieve any other Lender of its obligation (if any) to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender.

2.5 Certain Conditions. Except as otherwise provided in Sections 2.2.4 and 2.3.4 of this Agreement, no Lender shall have an obligation to make any Loan, or to permit the continuation of or any conversion into any LIBOR Loan, and the Issuing Lender shall not have any obligation to issue any Letter of Credit, if an Event of Default or Unmatured Event of Default exists.

SECTION 3 EVIDENCING OF LOANS.

3.1 Notes. The Loans of each Lender shall be evidenced by a Note, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to the sum of such Lender’s Revolving Loan Commitment plus the principal amount of such Lender’s Term Loans.

3.2 Recordkeeping. The Administrative Agent, on behalf of each Lender, shall record in its records, the date and amount of each Loan made by each Lender, each repayment or conversion thereof and, in the case of each LIBOR Loan, the dates on which each Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttably presumptive evidence of the principal amount of the Loans owing and unpaid. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the Obligations of the Borrowers hereunder or under any Note to repay the principal amount of the Loans hereunder, together with all interest accruing thereon.

SECTION 4 INTEREST.

4.1 Interest Rates. The Borrowers jointly and severally promise to pay interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full as follows:

(a) at all times while such Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Base Rate Margin from time to time in effect; and

(b) at all times while such Loan is a LIBOR Loan, at a rate per annum equal to the sum of the LIBOR Rate applicable to each Interest Period for such Loan plus the LIBOR Margin from time to time in effect;

provided that at any time an Event of Default exists, unless the Required Lenders otherwise consent, the interest rate applicable to each Loan shall be increased by 2% (and, in the case of Obligations not bearing interest, such Obligations shall bear interest at the Base Rate applicable to Revolving Loans plus 2%), provided further that such increase may thereafter be rescinded by the Required Lenders, notwithstanding Section 15.1. Notwithstanding the foregoing, upon the occurrence of an Event of Default under Sections 13.1.1 or 13.1.4, such increase shall occur automatically.

4.2 Interest Payment Dates. Accrued interest on each Base Rate Loan shall be payable in arrears on the last day of each calendar month and at maturity. Accrued interest on each LIBOR Loan shall be payable on the last day of each Interest Period relating to such Loan (and, in the case of a LIBOR Loan with an Interest Period in excess of three months, on the three-month anniversary of the first day of such Interest Period), upon a prepayment of such Loan, and at maturity. After maturity, and at any time an Event of Default exists, accrued interest on all Loans shall be payable on demand.

4.3 Setting and Notice of LIBOR Rates. The applicable LIBOR Rate for each Interest Period shall be determined by the Administrative Agent, and notice thereof shall be given by the Administrative Agent promptly to the Borrowers and each Lender. Each determination of the applicable LIBOR Rate by the Administrative Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Administrative Agent shall, upon written request of the Borrowers or any Lender, deliver to the Borrowers or such Lender a statement showing the computations used by the Administrative Agent in determining any applicable LIBOR Rate hereunder.

4.4 Computation of Interest. Interest shall be computed for the actual number of days elapsed on the basis of a year of (a) 360 days for interest calculated at the LIBOR Rate and (b) 365/366 days for interest calculated at the Base Rate. The applicable interest rate for each Base Rate Loan shall change simultaneously with each change in the Base Rate.

SECTION 5 FEES.

5.1 Non-Use Fee. The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Lender a non-use fee, for the period from the Closing Date to the Termination Date, at the Non-Use Fee Rate in effect from time to time of such Lender’s Pro Rata Share (as adjusted from time to time) of the unused amount of the Revolving Commitment. For purposes of calculating usage under this Section, the Revolving Commitment shall be deemed used to the extent of Revolving Outstandings. Such non-use fee shall be payable in arrears on the last day of each calendar quarter and on the Termination Date for any period then ending for which such non-use fee shall not have previously been paid. The non-use fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days. For the avoidance of doubt, Outstanding Swingline Loans will not constitute utilization of the Revolving Credit Facility for purposes of calculating this fee.

5.2 Letter of Credit Fees. (a) The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Lender a letter of credit fee for each Letter of Credit equal to the L/C Fee Rate in effect from time to time of such Lender’s Pro Rata Share (as adjusted from time to time) of the undrawn amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days); provided that, unless the Required Lenders otherwise consent, the rate applicable to each Letter of Credit shall be increased by 2% at any time that an Event of Default exists. Such letter of credit fee shall be payable in arrears on the last day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit expires or is terminated) for the period from the date of the issuance of each Letter of Credit (or the last day on which the letter of credit fee was paid with respect thereto) to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

(b) In addition, with respect to each Letter of Credit, the Borrowers jointly and severally agree to pay to the Issuing Lender, for its own account, (i) such fees and expenses as the Issuing Lender customarily requires in connection with the issuance, negotiation, processing and/or administration of letters of credit in similar situations and (ii) a letter of credit fronting fee in the amount and at the times agreed to by the Borrowers and the Issuing Lender.

5.3 Administrative Agent’s Fees. The Borrowers jointly and severally agree to pay to the Administrative Agent such agent’s fees as are mutually agreed to from time to time by the Borrowers and the Administrative Agent including the fees set forth in the Agent Fee Letter.

SECTION 6 REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT; PREPAYMENTS.

6.1 Reduction or Termination of the Revolving Commitment.

6.1.1 Voluntary Reduction or Termination of the Revolving Commitment. The Borrowers may from time to time on at least five Business Days’ prior written notice received by the Administrative Agent (which shall promptly advise each Lender thereof) permanently reduce the Revolving Commitment to an amount not less than the Revolving Outstandings plus the outstanding amount of all Swing

Line Loans. Any such reduction shall be in an amount not less than $500,000 or a higher integral multiple of $500,000. Concurrently with any reduction of the Revolving Commitment to zero, the Borrowers shall pay all interest on the Revolving Loans, all non-use fees and all letter of credit fees and shall Cash Collateralize in full all obligations arising with respect to the Letters of Credit.

6.1.2 Mandatory Reductions of Revolving Commitment. On the date of any Mandatory Prepayment Event, the Revolving Commitment shall be permanently reduced by an amount (if any) equal to the Designated Proceeds of such Mandatory Prepayment Event over the amount (if any) applied to prepay Term Loans pursuant to Section 6.2.2.

6.1.3 All Reductions of the Revolving Commitment. All reductions of the Revolving Commitment shall reduce the Commitments ratably among the Lenders according to their respective Pro Rata Shares.

6.2 Prepayments.

6.2.1 Voluntary Prepayments. The Borrowers may from time to time prepay the Loans in whole or in part; provided that the Borrowers shall give the Administrative Agent (which shall promptly advise each Lender) notice thereof not later than 11:00 A.M., Chicago time, on the day of such prepayment (which shall be a Business Day), specifying the Loans to be prepaid and the date and amount of prepayment. Any such partial prepayment shall be in an amount equal to $50,000 or a higher integral multiple of $10,000.

6.2.2 (a) Mandatory Prepayments. The Borrowers shall make a prepayment of the Term Loans until paid in full upon the occurrence of any of the following (each a “Mandatory Prepayment Event”) at the following times and in the following amounts (such applicable amounts being referred to as “Designated Proceeds”):

(i)	Within 120 days after the end of each Fiscal Year (commencing with Fiscal Year 2007), in an amount equal to 50% of Excess Cash Flow for such Fiscal Year, provided, however, that if at the end of any Fiscal Year the Borrowers’ Total Debt to EBITDA Ratio is below 2.25 to 1.00, the Designated Proceeds shall be 25% of Excess Cash Flow for such Fiscal Year.

(ii)	Concurrently with the receipt by any MPW Company of any Net Cash Proceeds from any issuance of Capital Securities of any MPW Company (excluding (x) any issuance by a Subsidiary to the Company or another Subsidiary and (y) excluding Net Cash Proceeds from Capital Securities issued to Monte R. Black or a Person who is not a natural person and that he controls and in which he holds equity securities more than 50% of representing the economic and voting rights, if such Net Cash Proceeds are to be used, and in fact are used, to acquire capital assets for the issuing MPW Company), in an amount equal to 100% of such Net Cash Proceeds.

(iii)	Concurrently with the receipt by any MPW Company of any Net Cash Proceeds from any issuance of any Debt of any MPW Company (excluding Debt permitted by clauses (a) through (g) of Section 11.1), in an amount equal to 100% of such Net Cash Proceeds.

(iv)	Concurrently with the receipt by any MPW Company of any Net Cash Proceeds from any Asset Disposition.

(v)	Concurrently with any reduction in the Real Estate Term Loan Commitment, to the extent such reduction results in prior disbursements by the Lenders of such Real Estate Term Loan exceeding the Real Estate Term Loan Commitment.

(b) If on any day the Revolving Outstandings plus the outstanding amount of the Swing Line Loan exceeds the Borrowing Base, the Borrowers shall immediately prepay Revolving Loans and/or Cash Collateralize the outstanding Letters of Credit, or do a combination of the foregoing, in an amount sufficient to eliminate such excess.

(c) If on any day on which the Revolving Commitment is reduced pursuant to Section 6.1.2 the Revolving Outstandings plus the outstanding amount of the Swing Line Loan exceeds the Revolving Commitment, the Borrowers shall immediately prepay Revolving Loans or Cash Collateralize the outstanding Letters of Credit, or do a combination of the foregoing, in an amount sufficient to eliminate such excess.

6.3 Manner of Prepayments.

6.3.1 All Prepayments. Each voluntary partial prepayment shall be in a principal amount of $50,000 or a higher integral multiple of $10,000. Any partial prepayment of a Group of LIBOR Loans shall be subject to the provisions of Section 2.2.3(a). Any prepayment of a LIBOR Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 8.4. All prepayments of Term Loans shall be applied, first, pro rata against remaining scheduled principal installments for the Equipment Term Loans according to the principal amounts thereof and, second, pro rata against remaining scheduled principal installments for the Real Estate Term Loans. Except as otherwise provided by this Agreement, all principal payments in respect of the Loans (other than the Swing Line Loans) shall be applied first, to repay outstanding Base Rate Loans and then to repay outstanding LIBOR Rate Loans in direct order of Interest Period maturities.

6.4 Repayments.

6.4.1 Revolving Loans. The Revolving Loans of each Lender shall be paid in full and the Revolving Commitment shall terminate on the Termination Date.

6.4.2 Equipment Term Loans. The Equipment Term Loan of each Lender shall be paid in installments equal to such Lender’s Pro Rata Share of the aggregate principal amount of the installments of the Equipment Term Loan as follows:

Payment Date	Amount
December 31, 2006	$500,000
March 31, 2007	$500,000
June 30, 2007	$500,000
September 30, 2007	$500,000
December 31, 2007	$550,000
March 31, 2008	$550,000
June 30, 2008	$550,000
September 30, 2008	$550,000
December 31, 2008	$600,000
March 31, 2009	$600,000
June 30, 2009	$600,000
September 30, 2009	$600,000
December 31, 2009	$650,000
March 31, 2010	$650,000
June 30, 2010	$650,000
September 30, 2010	$650,000
December 31, 2010	$700,000
March 31, 2011	$700,000
June 30, 2011	$700,000
September 30, 2011	$2,200,000

Unless sooner paid in full, the outstanding principal balance of the Equipment Term Loan shall be paid in full on the Equipment Term Loan Maturity Date.

6.4.3 Real Estate Term Loans. The Real Estate Term Loan of each Lender shall be paid in installments equal to such Lender’s Pro Rata Share of the aggregate principal amount of the installments of the Real Estate Term Loan as follows:

Payment Date	Amount
December 31, 2006	$100,000
March 31, 2007	$100,000
June 30, 2007	$100,000
September 30, 2007	$100,000
December 31, 2007	$100,000
March 31, 2008	$100,000
June 30, 2008	$100,000
September 30, 2008	$100,000
December 31, 2008	$100,000
March 31, 2009	$100,000
June 30, 2009	$100,000
September 30, 2009	$100,000
December 31, 2009	$100,000
March 31, 2010	$100,000
June 30, 2010	$100,000
September 30, 2010	$100,000
December 31, 2010	$100,000
March 31, 2011	$100,000
June 30, 2011	$100,000
September 30, 2011	$4,100,000

Unless sooner paid in full, the outstanding principal balance of the Real Estate Term Loan shall be paid in full on the Real Estate Term Loan Maturity Date. Notwithstanding the foregoing, (a) if the Real Estate Term Loan Commitment is less than the maximum set forth in the definition thereof, the principal amount required to be paid on each date set forth above that has not yet lapsed shall be reduced by the product of (i) the principal amount otherwise required to be paid multiplied by (ii) a fraction equal to the amount by which the Real Estate Term Loan Commitment is less than the maximum set forth in the definition divided by the aggregate remaining principal balance of the Real Estate Term Loan and (b) if the Real Estate Term Loan Commitment increases from time to time by operation of the definition thereof, the principal amount required to be paid on each date set forth above that has not yet lapsed shall be increased by the product of (i) the principal amount otherwise required to be paid multiplied by (ii) a fraction equal to the amount by which principal payments prior to the date of such increase were, in the aggregate, less than the principal payments scheduled to be repaid in the table above divided by the aggregate remaining principal balance of the Real Estate Term Loan.

SECTION 7 MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

7.1 Making of Payments. All payments of principal or interest on the Notes, and of all fees, shall be made by the Borrowers to the Administrative Agent in immediately available funds at the office specified by the Administrative Agent not later than noon, Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by the Administrative Agent on the following Business Day. The Administrative Agent is hereby authorized to charge the account of any Borrower maintained with the Administrative Agent for each payment of principal, interest or other amounts due hereunder. The Administrative Agent shall promptly remit to each Lender its share of all such payments received in collected funds by the Administrative Agent for the account of such Lender. All payments under Section 8.1 shall be made by the Borrowers directly to the Lender entitled thereto without setoff, counterclaim or other defense.

7.2 Application of Certain Payments. So long as no Unmatured Event of Default or Event of Default has occurred and is continuing, (a) payments matching specific scheduled payments then due shall be applied to those scheduled payments and (b) voluntary and mandatory prepayments shall be applied as set forth in Sections 6.2 and 6.3. After the occurrence and during the continuance of an Unmatured Event of Default or Event of Default, all amounts collected or received by the Administrative Agent or any Lender as proceeds from the sale of, or other realization upon, all or any part of the Collateral shall be applied as set forth in the Guaranty and Collateral Agreement. Concurrently with each remittance to any Lender of its share of any such payment, the Administrative Agent shall advise such Lender as to the application of such payment.

7.3 Due Date Extension. If any payment of principal or interest with respect to any of the Loans, or of any fees, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless, in the case of a LIBOR Loan, such immediately following Business Day is the first Business Day of a calendar month, in which case such due date shall be the immediately preceding Business Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

7.4 Setoff. Each Borrower, agrees that the Administrative Agent and each Lender have all rights of set-off and bankers’ lien provided by applicable law, and in addition thereto, each Borrower, agrees that at any time any Event of Default exists, the Administrative Agent and each Lender may apply to the payment of any Obligations of the Borrowers hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of the Borrowers then or thereafter with the Administrative Agent or such Lender.

7.5 Proration of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise, on account of (a) principal of or interest on any Loan, but excluding (i) any payment pursuant to Section 8.7 or 15.6 and (ii) payments of interest on any Affected Loan) or (b) its participation in any Letter of Credit) in excess of its applicable Pro Rata Share of payments and other recoveries obtained by all Lenders on account of principal of and interest on the Loans (or such participation) then held by them, then such Lender shall purchase from the other Lenders such participations in the Loans (or sub-participations in Letters of Credit) held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

7.6 Taxes.

(a) All payments made by the Borrowers hereunder or under any Loan Documents shall be made without setoff, counterclaim, or other defense. To the extent permitted by applicable law, all payments hereunder or under the Loan Documents (including any payment of principal, interest, or fees) to, or for the benefit, of any person shall be made by the Borrowers free and clear of and without deduction or withholding for, or account of, any Taxes now or hereinafter imposed by any taxing authority.

(b) If any Borrower makes any payment hereunder or under any Loan Document in respect of which it is required by applicable law to deduct or withhold any Taxes, the Borrowers shall increase the payment hereunder or under any such Loan Document such that after the reduction for the amount of Taxes withheld (and any taxes withheld or imposed with respect to the additional payments required under this Section 7.6(b)), the amount paid to the Lenders or the Administrative Agent equals the amount that was payable hereunder or under any such Loan Document without regard to this Section 7.6(b). To the extent any Borrower withholds any Taxes on payments hereunder or under any Loan Document, the Borrowers shall pay the full amount deducted to the relevant taxing authority within the time allowed for payment under applicable law and shall deliver to the Administrative Agent within 30 days after it has made payment to such authority a receipt issued by such authority (or other evidence satisfactory to the Administrative Agent) evidencing the payment of all amounts so required to be deducted or withheld from such payment.

(c) If any Lender or the Administrative Agent is required by law to make any payments of any Taxes on or in relation to any amounts received or receivable hereunder or under any other Loan Document, or any Tax is assessed against a Lender or the Administrative Agent with respect to amounts received or receivable hereunder or under any other Loan Document, the Borrowers will indemnify such person against (i) such Tax (and any reasonable counsel fees and expenses associated with such Tax) and (ii) any taxes imposed as a result of the receipt of the payment under this Section 7.6(c). A certificate prepared in good faith as to the amount of such payment by such Lender or the Administrative Agent shall, absent manifest error, be final, conclusive, and binding on all parties.

(d) (i) To the extent permitted by applicable law, each Lender that is not a United States person within the meaning of Code Section 7701(a)(30) (a “Non-U.S. Participant”) shall deliver to the Borrowers and the Administrative Agent on or prior to the Closing Date (or in the case of a Lender that is an Assignee, on the date of such assignment to such Lender) two accurate and complete original signed copies of IRS Form W-8BEN, W-8ECI, or W-8IMY (or any successor or other applicable form prescribed by the IRS) certifying to such Lender’s entitlement to a complete exemption from, or a reduced rate in, United States withholding tax on interest payments to be made hereunder or any Loan. If a Lender that is a Non-U.S. Participant is claiming a complete exemption from withholding on interest pursuant to Code Sections 871(h) or 881(c), the Lender shall deliver (along with two accurate and complete original signed copies of IRS Form W-8BEN) a certificate in form and substance reasonably acceptable to Administrative Agent (any such certificate, a “Withholding Certificate”). In addition, each Lender that is a Non-U.S. Participant agrees that from time to time after the Closing Date, (or in the case of a Lender that is an Assignee, after the date of the assignment to such Lender), when a lapse in time (or change in circumstances occurs) renders the prior certificates hereunder obsolete or inaccurate in any material respect, such Lender shall, to the extent permitted under applicable law, deliver to the Borrowers and the Administrative Agent two new and accurate and complete original signed copies of an IRS Form W-8BEN, W-8ECI, or W-8IMY (or any successor or other applicable forms prescribed by the IRS), and if applicable, a new Withholding Certificate, to confirm or establish the entitlement of such Lender or the Administrative Agent to an exemption from, or reduction in, United States withholding tax on interest payments to be made hereunder or any Loan.

(ii) Each Lender that is not a Non-U.S. Participant (other than any such Lender which is taxed as a corporation for U.S. federal income tax purposes) shall provide two properly completed and duly executed copies of IRS Form W-9 (or any successor or other applicable form) to the Borrowers and the Administrative Agent certifying that such Lender is exempt from United States backup withholding tax. To the extent that a form provided pursuant to this Section 7.6(d)(ii) is rendered obsolete or inaccurate in any material respects as result of change in circumstances with respect to the status of a Lender, such Lender shall, to the extent permitted by applicable law, deliver to the Borrowers and the Administrative Agent revised forms necessary to confirm or establish the entitlement to such Lender’s or Agent’s exemption from United States backup withholding tax.

(iii) The Borrowers shall not be required to pay additional amounts to a Lender, or indemnify any Lender, under this Section 7.6 to the extent that such obligations would not have arisen but for the failure of such Lender to comply with Section 7.6(d).

(iv) Each Lender agrees to indemnify the Administrative Agent and hold the Administrative Agent harmless for the full amount of any and all present or future Taxes and related liabilities (including penalties, interest, additions to tax and expenses, and any Taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this Section 7.6) which are imposed on or with respect to principal, interest or fees payable to such Lender hereunder and which are not paid by the Borrowers pursuant to this Section 7.6, whether or not such Taxes or related liabilities were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Administrative Agent makes written demand therefor.

SECTION 8 INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR LOANS.

8.1 Increased Costs. (a) If, after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration of any applicable law, rule or regulation by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency: (i) shall impose, modify or deem applicable any reserve (including any reserve imposed by the FRB, but excluding any reserve included in the determination of the LIBOR Rate pursuant to Section 4), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender; or (ii) shall impose on any Lender any other condition affecting its LIBOR Loans, its Note or its obligation to make LIBOR Loans; and the result of anything described in clauses (i) and (ii) above is to increase the cost to (or to impose a cost on) such Lender (or any LIBOR Office of such Lender) of making or maintaining any LIBOR Loan, or to reduce the amount of any sum received or receivable by such Lender (or its LIBOR Office) under this Agreement or under its Note with respect thereto, then upon demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Administrative Agent), the Borrowers shall pay directly to such Lender such additional amount as will compensate such Lender for such increased cost or such reduction, so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor.

(b) If any Lender shall reasonably determine that any change in, or the adoption or phase-in of, any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by any Lender or any Person controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s or such controlling Person’s capital as a consequence of such Lender’s obligations hereunder or under any Letter of Credit to a level below that which such Lender or such controlling Person could have achieved but for such change, adoption, phase-in or compliance (taking into consideration such Lender’s or such controlling Person’s policies with respect to capital adequacy) by an amount deemed by such Lender or such controlling Person to be material, then from time to time, upon demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Administrative Agent), the Borrowers shall pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor.

8.2 Basis for Determining Interest Rate Inadequate or Unfair. If:

(a) the Administrative Agent reasonably determines (which determination shall be binding and conclusive on the Borrowers) that by reason of circumstances affecting the interbank LIBOR market adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate; or

(b) the Required Lenders advise the Administrative Agent that the LIBOR Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of maintaining or funding LIBOR Loans for such Interest Period (taking into account any amount to which such Lenders may be entitled under Section 8.1) or that the making or funding of LIBOR Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Lenders materially affects such Loans;

then the Administrative Agent shall promptly notify the other parties thereof and, so long as such circumstances shall continue, (i) no Lender shall be under any obligation to make or convert any Base Rate Loans into LIBOR Loans and (ii) on the last day of the current Interest Period for each LIBOR Loan, such Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan.

8.3 Changes in Law Rendering LIBOR Loans Unlawful. If any change in, or the adoption of any new, law or regulation, or any change in the interpretation of any applicable law or regulation by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Lender cause a substantial question as to whether it is) unlawful for any Lender to make, maintain or fund LIBOR Loans, then such Lender shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue, (a) such Lender shall have no obligation to make or convert any Base Rate Loan into a LIBOR Loan (but shall make Base Rate Loans concurrently with the making of or conversion of Base Rate Loans into LIBOR Loans by the Lenders which are not so affected, in each case in an amount equal to the amount of LIBOR Loans which would be made or converted into by such Lender at such time in the absence of such circumstances) and (b) on the last day of the current Interest Period for each LIBOR Loan of such Lender (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such LIBOR Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan. Each Base Rate Loan made by a Lender which, but for the circumstances described in the foregoing sentence, would be a LIBOR Loan (an “Affected Loan”) shall remain outstanding for the period corresponding to the Group of LIBOR Loans of which such Affected Loan would be a part absent such circumstances.

8.4 Funding Losses. The Borrowers hereby jointly and severally agree that upon demand by any Lender (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed, a copy of which shall be furnished to the Administrative Agent), the Borrowers will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any LIBOR Loan), as reasonably determined by such Lender, as a result of (a) any payment, prepayment or conversion of any LIBOR Loan of such Lender on a date other than the last day of an Interest Period for such Loan (including any conversion pursuant to Section 8.3) or (b) any failure of the Borrowers to borrow, convert or continue any Loan on a date specified therefor in a notice of borrowing, conversion or continuation pursuant to this Agreement. For this purpose, all notices to the Administrative Agent pursuant to this Agreement shall be deemed to be irrevocable.

8.5 Right of Lenders to Fund through Other Offices. Each Lender may, if it so elects, fulfill its commitment as to any LIBOR Loan by causing a foreign branch or Affiliate of such Lender to make such Loan; provided that in such event for the purposes of this Agreement such Loan shall be deemed to have been made by such Lender and the obligation of the Borrowers to repay such Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Loan, for the account of such branch or Affiliate.

8.6 Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each LIBOR Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

8.7 Mitigation of Circumstances; Replacement of Lenders. (a) Each Lender shall promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Lender’s sole judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, (i) any obligation by the Borrowers to pay any amount pursuant to Sections 7.6 or 8.1 or (ii) the occurrence of any circumstances described in Sections 8.2 or 8.3 (and, if any Lender has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Lender shall promptly so notify the Borrowers and the Administrative Agent). Without limiting the foregoing, each Lender will designate a different funding office if such designation will avoid (or reduce the cost to the Borrowers of) any event described in clause (i) or (ii) above and such designation will not, in such Lender’s sole judgment, be otherwise disadvantageous to such Lender.

(b) If the Borrowers become obligated to pay additional amounts to any Lender pursuant to Sections 7.6 or 8.1, or any Lender gives notice of the occurrence of any circumstances described in Sections 8.2 or 8.3, the Borrowers may designate another bank which is acceptable to the Administrative Agent and the Issuing Lender in their reasonable discretion (such other bank being called a “Replacement Lender”) to purchase the Loans of such Lender and such Lender’s rights hereunder, without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and all accrued but unpaid fees owed to such Lender and any other amounts payable to such Lender under this Agreement, and to assume all the obligations of such Lender hereunder, and, upon such purchase and assumption (pursuant to an Assignment Agreement), such Lender shall no longer be a party hereto or have any rights hereunder (other than rights with respect to indemnities and similar rights applicable to such Lender prior to the date of such purchase and assumption) and shall be relieved from all obligations to the Borrowers hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder.

8.8 Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Lender pursuant to Sections 8.1, 8.2, 8.3 or 8.4 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 8.1 and 8.4, and the provisions of such Sections shall survive repayment of the Obligations, cancellation of any Notes, expiration or termination of the Letters of Credit and termination of this Agreement.

SECTION 9 REPRESENTATIONS AND WARRANTIES.

To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make Loans and issue and participate in Letters of Credit hereunder, the Borrowers, jointly and severally, represent and warrant to the Administrative Agent and the Lenders that, both before and after giving effect to the Related Transactions:

9.1 Organization. Each MPW Company is validly existing and in good standing under the laws of its jurisdiction of organization; and each MPW Company is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

9.2 Authorization; No Conflict. Each Borrower is duly authorized to execute and deliver each Loan Document to which it is a party, the Borrowers are duly authorized to borrow monies hereunder and each Borrower is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Borrower of each Loan Document to which it is a party, and the borrowings by the Borrowers hereunder, do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of law, (ii) the charter, by-laws or other organizational documents of any MPW Company or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any MPW Company or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of any MPW Company (other than Liens in favor of the Administrative Agent created pursuant to the Collateral Documents).

9.3 Validity and Binding Nature. Each of this Agreement and each other Loan Document to which any Borrower is a party is the legal, valid and binding obligation of such

Person, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

9.4 Financial Condition. The audited consolidated financial statements of the Borrowers and their Subsidiaries as at June 30, 2005 and the unaudited consolidated financial statements of the Borrowers and their Subsidiaries as at, September 30, 2005, December 31, 2005 and March 31, 2006, copies of each of which have been made publicly available via EDGAR or delivered to each Lender, were prepared in accordance with GAAP (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments) and present fairly the consolidated financial condition of the Borrowers and their Subsidiaries as at such dates and the results of their operations for the periods then ended.

9.5 No Material Adverse Change. Since June 30, 2005 there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the MPW Companies taken as a whole.

9.6 Litigation and Contingent Liabilities. No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to the Borrowers’ knowledge, threatened against any MPW Company which seeks to prevent or stop the Related Transactions might reasonably be expected to have a Material Adverse Effect, except as set forth in Schedule 9.6. Other than any liability incident to such litigation or proceedings, no MPW Company has any material contingent liabilities not listed on Schedule 9.6 or permitted by Section 11.1. No Borrower has any knowledge of any planned draw on any outstanding letter of credit or of any facts or circumstances that would reasonably be expected to cause a draw on any outstanding letter of credit.

9.7 Ownership of Properties; Liens. Each MPW Company owns good and, in the case of real property, marketable title to, or holds a valid leasehold interest in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like) except as permitted by Section 11.2.

9.8 Equity Ownership; Subsidiaries. All issued and outstanding Capital Securities of each MPW Company are duly authorized and validly issued, fully paid, non-assessable, and free and clear of all Liens other than those in favor of the Administrative Agent, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Schedule 9.8 sets forth the authorized Capital Securities of each MPW Company as of the Closing Date. All of the issued and outstanding Capital Securities of the MPW Companies are owned as set forth on Schedule 9.8 as of the Closing Date, and all of the issued and outstanding Capital Securities of each Wholly-Owned Subsidiary is, directly or indirectly, owned by the Company. As of the Closing Date, except as set forth on Schedule 9.8, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any Capital Securities of any MPW Company.

9.9 Pension Plans. (a) The Unfunded Liability of all Pension Plans does not in the aggregate exceed twenty percent of the Total Plan Liability for all such Pension Plans. Each Pension Plan complies in all material respects with all applicable requirements of law and regulations. No contribution failure under Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan has occurred with respect to any Pension Plan, sufficient to give rise to a Lien under Section 302(f) of ERISA, or otherwise to have a Material Adverse Effect. There are no pending or, to the knowledge of MPW Companies, threatened, claims, actions, investigations or lawsuits against any Pension Plan, any fiduciary of any Pension Plan, or Company or other any member of the Controlled Group with respect to a Pension Plan or a Multiemployer Pension Plan which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any other member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Pension Plan or Multiemployer Pension Plan which would subject that Person to any material liability. Within the past five years, neither the Company nor any other member of the Controlled Group has engaged in a transaction which resulted in a Pension Plan with an Unfunded Liability being transferred out of the Controlled Group, which could reasonably be expected to have a Material Adverse Effect. No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan, which could reasonably be expected to have a Material Adverse Effect.

(b) All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by the Company or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; neither the Company nor any other member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan; and neither the Company nor any other member of the Controlled Group has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

9.10 Investment Company Act. No MPW Company is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company,” within the meaning of the Investment Company Act of 1940.

9.11 Public Utility Holding Company Act. No MPW Company is a “holding company”, or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 1935.

9.12 Regulation U. No MPW Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

9.13 Taxes. Each MPW Company has timely filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges due and payable with respect to such return, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The MPW Companies have made adequate reserves on their books and records in accordance with GAAP for all taxes that have accrued but which are not yet due and payable. No MPW Company has participated in any transaction that relates to a year of the taxpayer (which is still open under the applicable statute of limitations) which is a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (irrespective of the date when the transaction was entered into).

9.14 Solvency, etc. The execution, delivery and performance by each Borrower of each Loan Document to which it is a party, and the borrowings by the Borrowers hereunder, are not undertaken (a) with the actual intent to hinder, delay or defraud any creditor of such Borrower, (b) in contemplation of insolvency, or (c) with a design to prefer any creditor of such Borrower. Each Borrower acknowledges that it has received reasonably equivalent value and fair consideration in exchange for the Obligations. On the Closing Date, and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, with respect to the MPW Companies on a consolidated basis, (a) the fair value of their assets is greater than the amount of their liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated in accordance with GAAP, (b) the present fair saleable value of their assets is not less than the amount that will be required to pay the probable liability on their debts as those debts become absolute and matured, (c) they will able to realize upon their assets and pay their debts and other liabilities (including disputed, contingent and unliquidated liabilities) as those debts mature in the normal course of business, (d) they do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay as such debts and liabilities mature and (e) they are not engaged in any business or a transaction, and are not about to engage in any business or a transaction, for which their property would constitute unreasonably small capital.

9.15 Environmental Matters. Each MPW Company’s past and on-going operations comply in all respects with all Environmental Laws, except such non-compliance which could not (if enforced in accordance with applicable law) reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Each MPW Company has obtained, and maintained and continues to maintain in good standing, all licenses, permits, authorizations, registrations and other approvals required under any Environmental Law and required for their respective ordinary course operations, and for their reasonably anticipated future operations, and each MPW Company is in compliance with all terms and conditions thereof, except where the failure to do so could not reasonably be expected to result in material liability to any MPW Company and could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. No MPW Company or any of its properties or operations is subject to, or reasonably anticipates the issuance of, any written order from or agreement with any Federal, state or local governmental authority, nor subject to any existing or threatened judicial or docketed administrative or other suit, action, complaint, judgment or proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Substance. There has been no leak, spill, discharge or other release of Hazardous Substances in, on, under or from the MPW Company’s real property, or other conditions or circumstances existing with respect to any property, arising from operations prior to the Closing Date, or relating to any waste disposal, of any MPW Company, that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. No MPW Company has any underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that at any time have released, leaked, disposed of or otherwise discharged Hazardous Substances.

9.16 Insurance. Set forth on Schedule 9.16 is a complete and accurate summary of the property and casualty insurance program of the MPW Companies as of the Closing Date (including the names of all insurers, policy numbers, expiration dates, amounts and types of coverage, annual premiums, exclusions, deductibles, self-insured retention, and a description in reasonable detail of any self-insurance program, retrospective rating plan, fronting arrangement or other risk assumption arrangement involving any MPW Company). Each MPW Company and its properties are insured with financially sound and reputable insurance companies which are not Affiliates of the MPW Companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such MPW Companies operate.

9.17 Real Property. Set forth on Schedule 9.17 is a complete and accurate list, as of the Closing Date, of the address of all real property owned or leased by any MPW Company, together with, in the case of leased property, the name and mailing address of the lessor of such property.

9.18 Information. All information heretofore or contemporaneously herewith furnished in writing by any MPW Company to the Administrative Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of any MPW Company to the Administrative Agent or any Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by the Administrative Agent and the Lenders that any projections and forecasts provided by the Borrowers are based on good faith estimates and assumptions believed by the Borrowers to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

9.19 Intellectual Property. Each MPW Company owns and possesses or has a license or other right to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as are necessary for the conduct of the businesses of the MPW Companies, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.

9.20 Burdensome Obligations. No MPW Company is a party to any agreement or contract or subject to any restriction contained in its organizational documents which could reasonably be expected to have a Material Adverse Effect.

9.21 Labor Matters. Except as set forth on Schedule 9.21, no MPW Company is subject to any labor or collective bargaining agreement. There are no existing or threatened strikes, lockouts or other labor disputes involving any MPW Company that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 9.21, hours worked by and payment made to employees of the MPW Companies are not in violation of the Fair Labor Standards Act or any other applicable law, rule or regulation dealing with such matters.

9.22 No Default. No Event of Default or Unmatured Event of Default exists or would result from the incurrence by any MPW Company of any Debt hereunder or under any other Loan Document.

9.23 Related Agreements, etc. (a) The MPW Companies have heretofore furnished the Administrative Agent a true and correct copy of the Related Agreements.

(b) Each MPW Company that is a party to the Related Agreements has duly taken all necessary corporate, partnership or other organizational action to authorize the execution, delivery and performance of the Related Agreements and the consummation of transactions contemplated thereby.

(c) The Related Transactions comply with all applicable legal requirements, and all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by the MPW Companies in connection with the Related Transactions have been duly obtained and are in full force and effect. As of the date of the Related Agreements, all applicable waiting periods with respect to the Related Transactions expired without any action being taken by any competent governmental authority which restrains, prevents or imposes material adverse conditions upon the consummation of the Related Transactions.

(d) The execution and delivery of the Related Agreements and the consummation of the Related Transactions did not, violate any statute or regulation of the United States (including any securities law) or of any state or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body binding on any MPW Company or result in a breach of, or constitute a default under, any material agreement, indenture, instrument or other document, or any judgment, order or decree, to which any MPW Company is a party or by which any MPW Company is bound.

(e) No statement or representation made in the Related Agreements by any MPW Company contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

9.24 Subordinated Debt. The subordination provisions of any Subordinated Debt Documents are enforceable against the holders of the Subordinated Debt by the Administrative Agent and the Lenders. All Obligations constitute senior Debt entitled to the benefits of the subordination provisions contained in such Subordinated Debt Documents. The Company acknowledges that the Administrative Agent and each Lender are extending the Commitments and making the Loans in reliance upon this Section 9.24.

SECTION 10 AFFIRMATIVE COVENANTS.

Until the expiration or termination of the Commitments and thereafter until all Obligations hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, the Borrowers agree that, unless at any time the Required Lenders shall otherwise expressly consent in writing, they will:

10.1 Reports, Certificates and Other Information. Furnish to the Administrative Agent and each Lender:

10.1.1 Annual Report. Promptly when available and in any event within 120 days of Fiscal Year 2006 and within 90 days after the close of each Fiscal Year thereafter: (a) a copy of the annual audit report of the MPW Companies on a consolidated basis for such Fiscal Year, including therein consolidated balance sheets and statements of earnings and cash flows of the MPW Companies on a consolidated basis as at the end of such Fiscal Year, certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by the Borrowers and reasonably acceptable to the Administrative Agent, together with (i) a written statement from such accountants to the effect that in making the examination necessary for the signing of such annual audit report by such accountants, nothing came to their attention that caused them to believe that the Borrowers were not in compliance with any provision of Sections 11.1, 11.3, 11.4 or 11.14 of this Agreement insofar as such provision relates to accounting matters or, if something has come to their attention that caused them to believe that the Borrowers were not in compliance with any such provision, describing such non-compliance in reasonable detail and (ii) a comparison with the budget for such Fiscal Year and a comparison with the previous Fiscal Year; and (b) a consolidating balance sheet of the MPW Companies as of the end of such Fiscal Year and consolidating statement of earnings and cash flows for the MPW Companies for such Fiscal Year, certified by a Senior Officer of each of the Borrowers.

10.1.2 Interim Reports. (a) Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter of each Fiscal Year), consolidated and consolidating balance sheets of the Borrowers and their Subsidiaries as of the end of such Fiscal Quarter, together with consolidated and consolidating statements of earnings and cash flows for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, together with a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, certified by a Senior Officer of each of the Borrowers; and (b) promptly when available and in any event within 30 days after the end of each month, consolidated and consolidating balance sheets of the Borrowers and their Subsidiaries as of the end of such month, together with consolidated statements of earnings for such month and for the period beginning with the first day of such Fiscal Year and ending on the last day of such month, together with a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, certified by a Senior Officer of each of the Borrowers.

10.1.3 Compliance Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 10.1.1 and each set of quarterly statements pursuant to Section 10.1.2, a duly completed compliance certificate in the form of Exhibit B, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by a Senior Officer of each of the Borrowers, containing (i) a computation of each of the financial ratios and restrictions set forth in Section 11.14 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it and (ii) a written statement of the Borrowers’ management setting forth a discussion of the Borrowers’ financial condition, changes in financial condition and results of operations.

10.1.4 Reports to the SEC. Promptly upon the filing or sending thereof, copies of all regular, periodic or special reports, registration statements (other than on Form S-8) or proxy statements of any MPW Company filed with the SEC.

10.1.5 Notice of Default, Litigation and ERISA Matters. Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by the Borrowers and their Subsidiaries affected thereby with respect thereto:

(a) the occurrence of an Event of Default or an Unmatured Event of Default;

(b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the MPW Companies to the Lenders which has been instituted or, to the knowledge of the Borrowers, is threatened against any MPW Company or to which any of the properties of any thereof is subject which might reasonably be expected to have a Material Adverse Effect;

(c) the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that any MPW Company furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of any MPW Company with respect to any post-retirement welfare benefit plan or other employee benefit plan of the Company or another member of the Controlled Group, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

(d) any cancellation or material change in any insurance maintained by any MPW Company; or

(e) any other event (including (i) any violation of any Environmental Law or the assertion of any Environmental Claim or (ii) the enactment or effectiveness of any law, rule or regulation) which might reasonably be expected to have a Material Adverse Effect.

10.1.6 Borrowing Base Certificates. Within 10 Business Days of the end of each month, a Borrowing Base Certificate dated as of the end of such month and executed by a Senior Officer of each Borrower on behalf of the Borrowers (provided that (a) the Borrowers may deliver a Borrowing Base Certificate more frequently if it chooses and (b) at any time an Event of Default exists, the Administrative Agent may require the Borrowers to deliver Borrowing Base Certificates more frequently).

10.1.7 Management Reports. Promptly upon receipt thereof, copies of all detailed financial and management reports submitted to the MPW Companies by independent auditors in connection with each annual or interim audit made by such auditors of the books of the Borrowers.

10.1.8 Projections. As soon as practicable, and in any event not later than 30 days prior to the commencement of each Fiscal Year, financial projections for the MPW Companies on a consolidated basis for such Fiscal Year (including monthly operating and cash flow budgets) prepared in a manner consistent with the projections delivered by the Borrowers to the Lenders prior to the Closing Date and updated in accordance with Section 10.1.10 below or otherwise in a manner reasonably satisfactory to the Administrative Agent, accompanied by a certificate of a Senior Officer of each of the Borrowers on behalf of the Borrowers to the effect that (a) such projections were prepared by the Borrowers in good faith, (b) the Borrowers have a reasonable basis for the assumptions contained in such projections and (c) such projections have been prepared in accordance with such assumptions.

10.1.9 Subordinated Debt Notices. Promptly following receipt, copies of any notices (including notices of default or acceleration) received from any holder or trustee of, under or with respect to any Subordinated Debt or in connection with the Related Transactions.

10.1.10 Updated Projections. Within 90 days of the Closing Date, the consolidated pro forma balance sheet and projected consolidated balance sheets, statements of operations and statements of cash flows delivered pursuant to Section 12.1, updated to reflect asset value adjustments made pursuant to SFAS 141 with respect to the Related Transactions.

10.1.11 Other Information. Promptly from time to time, such other information concerning the MPW Companies as any Lender or the Administrative Agent may reasonably request.

10.2 Books, Records and Inspections. Keep, and cause each other MPW Company to keep, their books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each other MPW Company to permit, any Lender or the Administrative Agent or any representative thereof to inspect the properties and operations of the MPW Companies; and permit, and cause each other MPW Company to permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), any Lender or the Administrative Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and the Borrowers hereby authorize such independent auditors to discuss such financial matters with any Lender or the Administrative Agent or any representative thereof), and to examine (and, at the expense of the Borrowers, photocopy extracts from) any of its books or other records; and permit, and cause each other MPW Company to permit, the Administrative Agent and its representatives to inspect the Inventory and other tangible assets of the MPW Companies, to perform appraisals of the equipment of the MPW Companies, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts and any other collateral. All such inspections or audits by the Administrative Agent shall be at the Borrowers’ expense.

10.3 Maintenance of Property; Insurance. (a) Keep, and cause each other MPW Company to keep, all property useful and necessary in the business of the MPW Companies in good working order and condition, ordinary wear and tear excepted.

(b) Maintain, and cause each other MPW Company to maintain, with responsible insurance companies, such insurance coverage as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated, but which shall insure against all risks and liabilities of the type identified on Schedule 9.16 and shall have insured amounts no less than, and deductibles no higher than, those set forth on such schedule; and, upon request of the Administrative Agent or any Lender, furnish to the Administrative Agent or such Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the MPW Companies. Each Borrower shall cause each issuer of an insurance policy to provide the Administrative Agent with an endorsement (i) showing the Administrative Agent as loss payee with respect to each policy of property or casualty insurance and naming the Administrative Agent as an additional insured with respect to each policy of liability insurance, (ii) providing that 30 days’ notice will be given to the Administrative Agent prior to any cancellation of, material reduction or change in coverage provided by or other material modification to such policy and (iii) reasonably acceptable in all other respects to the Administrative Agent. Each Borrower shall execute and deliver to the Administrative Agent a collateral assignment, in form and substance satisfactory to the Administrative Agent, of each business interruption insurance policy maintained by the Borrower.

(c) UNLESS THE BORROWERS PROVIDE THE ADMINISTRATIVE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE ADMINISTRATIVE AGENT MAY PURCHASE INSURANCE AT THE BORROWERS EXPENSE TO PROTECT THE ADMINISTRATIVE AGENT’S AND THE LENDERS’ INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY MPW COMPANY’S INTERESTS. THE COVERAGE THAT THE ADMINISTRATIVE AGENT PURCHASES MAY NOT PAY ANY CLAIM THAT IS MADE AGAINST ANY MPW COMPANY IN CONNECTION WITH THE COLLATERAL. THE BORROWERS MAY LATER CANCEL ANY INSURANCE PURCHASED BY THE ADMINISTRATIVE AGENT, BUT ONLY AFTER PROVIDING THE ADMINISTRATIVE AGENT WITH EVIDENCE THAT THE BORROWERS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF THE ADMINISTRATIVE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE BORROWERS WILL BE JOINTLY AND SEVERALLY RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE PRINCIPAL AMOUNT OF THE LOANS OWING HEREUNDER. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF THE INSURANCE THE MPW COMPANIES MAY BE ABLE TO OBTAIN ON THEIR OWN.

10.4 Compliance with Laws; Payment of Taxes and Liabilities. (a) Comply, and cause each other MPW Company to comply, in all material respects with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply could not reasonably be expected to have a Material Adverse Effect; (b) without limiting clause (a) above, ensure, and cause each other MPW Company to ensure, that no person who owns a controlling interest in or otherwise controls a MPW Company is or shall be (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, (c) without limiting clause (a) above, comply, and cause each other MPW Company to comply, with all applicable Bank Secrecy Act (“BSA”) and anti-money laundering laws and regulations and (d) pay, and cause each other MPW Company to pay, prior to delinquency, all taxes and other governmental charges against it or any collateral, as well as claims of any kind which, if unpaid, could become a Lien on any of its property; provided that the foregoing shall not require any MPW Company to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP and, in the case of a claim which could become a Lien on any collateral, such contest proceedings shall stay the foreclosure of such Lien or the sale of any portion of the collateral to satisfy such claim.

10.5 Maintenance of Existence, etc. Maintain and preserve, and (subject to Section 11.5) cause each other MPW Company to maintain and preserve, (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect).

10.6 Use of Proceeds. Use the proceeds of the Loans, and the Letters of Credit, solely to finance the Related Transactions, to pay in full the Debt to be Repaid, for working capital purposes, for Capital Expenditures and for other general business purposes; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any Margin Stock.

10.7 Employee Benefit Plans.

(a) Maintain, and cause each other member of the Controlled Group to maintain, each Pension Plan in substantial compliance with all applicable requirements of law and regulations.

(b) Make, and cause each other member of the Controlled Group to make, on a timely basis, all required contributions to any Multiemployer Pension Plan.

(c) Not, and not permit any other member of the Controlled Group to (i) seek a waiver of the minimum funding standards of ERISA, (ii) terminate or withdraw from any Pension Plan or Multiemployer Pension Plan or (iii) take any other action with respect to any Pension Plan that would reasonably be expected to entitle the PBGC to terminate, impose liability in respect of, or cause a trustee to be appointed to administer, any Pension Plan, unless the actions or events described in clauses (i), (ii) and (iii) individually or in the aggregate would not have a Material Adverse Effect.

10.8 Environmental Matters.

(a) Compliance. The MPW Companies shall comply with all Environmental Laws in the performance of its operations and business and with respect to its real property. All governmental licenses, permits, authorizations, registrations and other approvals required under any Environmental Laws in connection with its operations and business as of the date hereof, shall remain in effect or shall be renewed in a timely manner. The MPW Companies shall satisfy all requirements of applicable Environmental Laws for the registration, operation, maintenance and removal of all underground storage tanks on the Property, if any.

(b) Absence of Hazardous Substances. No Hazardous Substances shall be introduced to or used, stored, generated, presented, or handled on real property owned or leased by any MPW Company or a Subsidiary other than in the ordinary course of the business conducted at such real property and in compliance with all applicable Environmental Laws.

(c) Environmental Claims. The Borrowers shall immediately notify the Administrative Agent of receipt by any MPW Company of any written or verbal notice of Environmental Claims and provide the Administrative Agent with copies of all written notices, complaints, correspondence and other documents relating thereto within three (3) days of the MPW Company’s receipt of the same, except where such notice of Environmental Claim could not (if enforced in accordance with applicable law) reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. The Borrowers shall diligently pursue, or cause to be pursued, the cure (including the removal of any liens filed in connection therewith) and/or dismissal with prejudice of all Environmental Claims to the satisfaction of the Administrative Agent.

(d) Future Environmental Audits. The Borrowers shall provide such information and certifications which the Administrative Agent may request from time to time to ensure the Borrowers’ compliance with this Agreement. The Administrative Agent shall have the right, but not the obligation, at any time following an Event of Default or at any time the Administrative Agent reasonably believes that an Environmental Claim has occurred, to enter upon the real property of the MPW Companies and each Subsidiary collect media samples, review the MPW Companies’ and each Subsidiary’s books and records, interview their employees and officers, cause an environmental site assessment to be performed if reasonably warranted by said Event of Default or Environmental Claim, and conduct such other activities as the Administrative Agent, in its good faith discretion, deems appropriate to ensure the Borrowers’ compliance with the terms, covenants and conditions of this Agreement. The Borrowers shall, upon demand, pay all costs connected with such audit, which, until paid, shall become additional indebtedness secured by the Loan Documents and shall bear interest at the rate applicable at the time of Event of Default as set forth in 4.1(b) of this Agreement. Nothing in this Agreement shall give or be construed as giving the Administrative Agent the right to direct or control the MPW Companies’ actions in complying with Environmental Laws.

(e) Remedial Work. (i) If any investigation, removal, containment, corrective action or disposal (“Remedial Work”) is required under any applicable Environmental Law, or pursuant to Federal or state judicial or administrative order, because of or in connection with release of a Hazardous Material into the air, soil, ground water, surface water, or soil vapor on, under or about the real property or assets of any MPW Company or related to the operations and business of any MPW Company, the MPW Companies and each Subsidiary shall promptly commence and diligently prosecute to completion all such Remedial Work. In all such events, such Remedial Work shall be commenced within 45 days after any demand therefor by the Administrative Agent or such shorter period as may be required under any applicable Environmental Law. To the extent that the transportation of Hazardous Substances is permitted by this Agreement, the MPW Companies shall dispose of such Hazardous Substances, or of any other wastes, only at licensed disposal facilities operating in compliance with Environmental Laws.

(ii) All Remedial Work shall be performed by qualified contractors or personnel, and under the supervision of a consulting engineer. All reasonable costs and expenses of such Remedial Work and the Administrative Agent’s monitoring or review of such Remedial Work (including reasonable attorneys’ fees) shall be paid by the MPW Companies. If the MPW Companies do not timely commence and diligently prosecute to completion the Remedial Work, the Administrative Agent may (but shall not be obligated to) cause such Remedial Work to be performed. The Borrowers agree to bear and shall pay or reimburse the Administrative Agent on demand for all advances and reasonable expenses (including reasonable attorneys’ fees) relating to or incurred by the Administrative Agent in connection with monitoring, reviewing or performing any Remedial Work.

(iii) Except with the Administrative Agent’s prior written consent, which consent shall not be unreasonably withheld or delayed, the MPW Companies and their Subsidiaries shall not commence any Remedial Work or enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or Environmental Laws which would reasonably be expected to, in the Administrative Agent’s reasonable judgment, impair the value of Administrative Agent’s security hereunder or under the Loan Documents. The Administrative Agent’s prior consent shall not be required, however, if in the applicable MPW Company’s reasonable judgment the presence of Hazardous Substances on, under or about the real property of the applicable MPW Company poses an immediate threat to the health, safety or welfare of any person or is of such a nature that an immediate remedial response is necessary or required by applicable law. In such event the Borrowers shall notify the Administrative Agent as soon as practicable of all action taken.

10.9 Further Assurances. Take, and cause each other MPW Company to take, such actions as are necessary or as the Administrative Agent or the Required Lenders may reasonably request from time to time to ensure that the Obligations of each Borrower under the Loan Documents are secured by substantially all of the assets of the domestic Subsidiaries (as well as all Capital Securities of the domestic Subsidiaries and 65% of all Capital Securities of each direct foreign Subsidiary; provided, however that any pledge of the shares of the Canadian Subsidiary may be released by the Administrative Agent in the event that the lender of any Canadian Debt requires a pledge of 100% of the shares of the Canadian Subsidiary) and guaranteed by each domestic Subsidiary (including, upon the acquisition or creation thereof, any Subsidiary acquired or created after the Closing Date), in each case as the Administrative Agent may determine, including (a) the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing and (b) the delivery of certificated securities and other Collateral with respect to which perfection is obtained by possession.

10.10 Deposit Accounts. Unless the Administrative Agent otherwise consents in writing, in order to facilitate the Administrative Agent’s and the Lenders’ maintenance and monitoring of their security interests in the collateral, (a) maintain all of their principal deposit accounts with the Administrative Agent and (b) not keep more than $15,000 in any one petty cash account maintained by the MPW Companies and not keep more than $50,000 in the aggregate in all petty cash accounts maintained by the MPW Companies, except that limitations in clause (b) above shall be exclusive of (i) up to Canadian dollar 25,000 maintained in a petty cash account maintained by the Canadian Subsidiary in an account with a Canadian bank, (ii) exclusive of petty cash accounts maintained with the Administrative Agent or by another Lender, subject to the execution of such account control agreements as the Administrative Agent may reasonably request, and (iii) up to Canadian dollar 1,000,000 if maintained in an account of the Canadian Subsidiary at an Affiliate of the Administrative Agent or up to Canadian dollar 1,000,000 for the 90 day period immediately following the Closing Date if maintained in an account of the Canadian Subsidiary with a Canadian bank that is not an Affiliate of the Administrative Agent.

10.11 Interest Rate Protection. Enter into, not later than 90 days after the Closing Date, a Hedging Agreement with a term of at least five years on an ISDA standard form with one or more Lenders or Affiliates thereof or with counterparties reasonably acceptable to the Administrative Agent to hedge the interest rate with respect to not less than 50% of the principal amount of the Term Loans in form and substance reasonably satisfactory to the Administrative Agent.

10.12 Syndication. Enter into such modifications to the Loan Documents as the Administrative Agent may reasonably request as necessary for the initial syndication of the Loans and the Commitments and, in the event such initial syndication shall prove to be impracticable in the Administrative Agent’s reasonable determination, such modifications (including reallocation of the Term Loans and adjustments to the Base Rate Margin and/or LIBOR Margin) as the Administrative Agent may reasonably request as necessary to make the syndication of the Loans and the Commitments reasonably practicable.

10.13 Field Audit. On or about the 12-month anniversary of the date hereof, the Borrowers shall permit the Administrative Agent to inspect the tangible assets and business operations of the Borrowers and their Subsidiaries to perform appraisals of the tangible assets of the Borrowers and their Subsidiaries and to inspect, audit, check and make copies of, and extracts from, the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Accounts and any other Collateral, the results of which must be satisfactory to the Administrative Agent in the Administrative Agent’s sole and absolute discretion. All such inspections or audits by the Administrative Agent shall be at the Borrowers’ sole expense.

10.14 Notice of S Corporation Election. The Borrowers shall give the Administrative Agent at least 30 days prior written notice of any election to be governed by subchapter S of the Code.

SECTION 11 NEGATIVE COVENANTS

Until the expiration or termination of the Commitments and thereafter until all Obligations hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, each Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

11.1 Debt. Not, and not permit any other MPW Company to, create, incur, assume or suffer to exist any Debt, except:

(a) Obligations under this Agreement and the other Loan Documents;

(b) Debt secured by Liens permitted by Section 11.2(d), and extensions, renewals and refinancings thereof; provided that the aggregate amount of all such Debt at any time outstanding shall not exceed $250,000;

(c) Debt of the Company to any domestic Wholly-Owned Subsidiary or Debt of any domestic Wholly-Owned Subsidiary to the Company or another domestic Wholly-Owned Subsidiary; provided that such Debt shall be evidenced by a demand note in form and substance reasonably satisfactory to the Administrative Agent and pledged and delivered to the Administrative Agent pursuant to the Collateral Documents as additional collateral security for the Obligations, and the obligations under such demand note shall be subordinated to the Obligations of the Borrowers hereunder in a manner reasonably satisfactory to the Administrative Agent;

(d) Subordinated Debt;

(e) Hedging Obligations approved by Administrative Agent and incurred in favor of a Lender or an Affiliate thereof for bona fide hedging purposes and not for speculation;

(f) Debt described on Schedule 11.1 and any extension, renewal or refinancing thereof so long as the principal amount thereof is not increased;

(g) the Debt to be Repaid (so long as such Debt is repaid on the Closing Date with the proceeds of the initial Loans hereunder);

(h) Contingent Liabilities arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions permitted under Section 11.5;

(i) up to $375,000 per annum in Contingent Liabilities attributable to Pentagon Leases;

(j) other unsecured subordinated Debt, in addition to the Debt listed above, in an aggregate outstanding amount not at any time exceeding $250,000 (exclusive of up to $375,000 per annum in Contingent Liabilities attributable to the Pentagon Leases); and

(k) the Canadian Debt and any guaranty of the Canadian Debt by the Borrowers.

11.2 Liens. Not, and not permit any other MPW Company to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

(a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves;

(b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens in the form of deposits or pledges incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves;

(c) Liens described on Schedule 11.2 as of the Closing Date;

(d) subject to the limitation set forth in Section 11.1(b), (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens existing on property at the time of the acquisition thereof by any MPW Company (and not created in contemplation of such acquisition) and (iii) Liens that constitute purchase money security interests on any property securing debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property within 20 days of the acquisition thereof and attaches solely to the property so acquired;

(e) attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding $100,000 arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

(f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of any MPW Company;

(g) Liens arising under the Loan Documents;

(h) Liens arising on the assets of the Canadian Subsidiary pursuant to the documents evidencing any Canadian Debt; and

(i) for the period ending on the earlier of (y) the 21st day after the later of the date on which the “Total Payoff Amount” under the payoff letter issued by JPMorgan Chase Bank, N.A. dated on or about the date of this Agreement is paid by the Lenders and the date on which Letters of Credit are issued under this Agreement pursuant to the applications submitted by the Borrowers prior to the execution of this Agreement or (z) the date of initial release thereof, Liens in favor of JPMorgan Chase Bank, N.A. supporting existing letter of credit reimbursement obligations not exceeding $5.0 million.

11.3 Operating Leases. Not permit the aggregate amount of all rental or other payments under Operating Leases and the Pentagon Leases made (or scheduled to be made) by the MPW Companies (on a consolidated basis) to exceed $4.5 million in any Fiscal Year.

11.4 Restricted Payments. Not, and not permit any other MPW Company to, (a) make any distribution to any holders of its Capital Securities, (b) purchase or redeem any of its Capital Securities, (c) pay any management fees or similar fees to any of its equity holders or any Affiliate thereof, (d) make any redemption, prepayment, defeasance, repurchase or any other payment in respect of any Subordinated Debt or (e) set aside funds for any of the foregoing. Notwithstanding the foregoing, (i) any Subsidiary may pay dividends or make other distributions to the Company or to a domestic Wholly-Owned Subsidiary; (ii) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, the Company may make minimum quarterly distributions to its stockholders in an amount not greater than the quarterly estimated income tax payments required to be made by each such stockholder, as certified by the stockholder to the Administrative Agent, based upon the income of such stockholder accruing due to the operations of the Company and the resulting federal tax liability of such stockholder, provided that if the aggregate amount of such quarterly distributions to any stockholder exceeds the actual federal income tax liability of such stockholder, such excess will reduce each following quarterly distribution pursuant to this clause until such excess has been eliminated; and (iii) the Borrowers may make regularly scheduled payments of interest in respect of Subordinated Debt to the extent permitted under the subordination provisions thereof.

11.5 Mergers, Consolidations, Sales. Not, and not permit any other MPW Company to, (a) be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any Capital Securities of any class of, or any partnership or joint venture interest in, any other Person, (b) sell, transfer, convey or lease all or any substantial part of its assets or Capital Securities (including the sale of Capital Securities of any Subsidiary) except for sales of inventory in the ordinary course of business, or (c) sell or assign with or without recourse any receivables, except for (i) any such merger, consolidation, sale, transfer, conveyance, lease or assignment of or by any Wholly-Owned Subsidiary into the Company or into any other domestic Wholly-Owned Subsidiary; (ii) any such purchase or other acquisition by the Company or any domestic Wholly-Owned Subsidiary of the assets or Capital Securities of any Wholly-Owned Subsidiary; (iii) sales and dispositions of assets (including the Capital Securities of Subsidiaries) for at least fair market value (as determined by the Board of Directors of the Company) so long as the net book value of all assets sold or otherwise disposed of in any Fiscal Year does not exceed 10% of the net book value of the consolidated assets of the MPW Companies as of the last day of the preceding Fiscal Year.

11.6 Modification of Organizational Documents. Not permit the charter, by-laws or other organizational documents of any MPW Company to be amended or modified in any way which could reasonably be expected to materially adversely affect the interests of the Lenders; not change, or allow any MPW Company to change, its state of formation or its organizational form.

11.7 Transactions with Affiliates. Not, and not permit any other MPW Company to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than the MPW Companies) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

11.8 Unconditional Purchase Obligations. Not, and not permit any other MPW Company to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.

11.9 Inconsistent Agreements. Not, and not permit any other MPW Company to, enter into any agreement containing any provision which would (a) be violated or breached by any borrowing by the Borrowers hereunder or by the performance by any Borrower of any of its Obligations hereunder or under any other Loan Document, (b) prohibit any Borrower from granting to the Administrative Agent and the Lenders, a Lien on any of its assets or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make other distributions to the Company or any other Subsidiary, or pay any Debt owed to the Company or any other Subsidiary, (ii) make loans or advances to any Borrower or (iii) transfer any of its assets or properties to any Borrower, other than (A) customary restrictions and conditions contained in agreements relating to the sale of all or a substantial part of the assets of any Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary to be sold and such sale is permitted hereunder (B) restrictions or conditions imposed by any agreement relating to purchase money Debt, Capital Leases and other secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt and (C) customary provisions in leases and other contracts restricting the assignment thereof.

11.10 Business Activities; Issuance of Equity. Not, and not permit any other MPW Company to, engage in any line of business other than the businesses engaged in on the date hereof and businesses reasonably related thereto. Not issue any Capital Securities other than (a) any issuance of shares of the Company’s common Capital Securities pursuant to any employee or director option program, benefit plan or compensation program or (b) any issuance by a Subsidiary to the Company or a Borrower Subsidiary in accordance with Section 11.4.

11.11 Investments. Not, and not permit any other MPW Company to, make or permit to exist any Investment in any other Person, except the following:

(a) contributions by the Company to the capital of any Wholly-Owned Borrower Subsidiary, or by any Subsidiary to the capital of any other domestic Wholly-Owned Subsidiary, so long as the recipient of any such capital contribution has guaranteed the Obligations and such guaranty is secured by a pledge of all of its Capital Securities and substantially all of its real and personal property, in each case in accordance with Section 10.10;

(b) Investments constituting Debt permitted by Section 11.1;

(c) Contingent Liabilities constituting Debt permitted by Section 11.1 or Liens permitted by Section 11.2;

(d) Cash Equivalent Investments;

(e) bank deposits in the ordinary course of business, provided that the aggregate amount of all such deposits which are maintained with any bank other than a Lender shall not at any time exceed $100,000;

(f) Investments in securities of Account Debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors; and

(g) Investments listed on Schedule 11.11 as of the Closing Date.

provided that (x) any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment, if made thereafter, would not comply with such requirements; (y) no Investment otherwise permitted by clause (b) or (c) shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default or Unmatured Event of Default exists.

11.12 Restriction of Amendments to Certain Documents. Not amend or otherwise modify, or waive any rights under, the Related Agreements or the documents evidencing any Canadian Debt.

11.13 Fiscal Year. Not change its fiscal year without at least 30 days’ prior written notice to the Administrative Agent.

11.14 Financial Covenants.

11.14.1 EBITDA. Not Permit EBITDA to be less than $2,000,000 for any Fiscal Quarter or less than $11,000,000 for any twelve month period immediately preceding the last day of each Fiscal Quarter.

11.14.2 Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio for any Computation Period prior to the Termination Date to be less than 1.20:1.00.

11.14.3 Total Debt to EBITDA Ratio. Not permit the Total Debt to EBITDA Ratio as of the last day of any Computation Period to exceed the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Total Debt to EBITDA Ratio
Initially	3.00:1.00
June 30, 2007	2.75:1.00
June 30, 2008 (and each subsequent period)	2.50:1.00

11.14.4 Capital Expenditures. Not permit the aggregate amount of all Capital Expenditures made by the MPW Companies to exceed $8.3 million in Fiscal Year 2006, $5.5 million in Fiscal Year 2007, $5.7 million in Fiscal Year 2008 and $6 million in each subsequent Fiscal Year. If the MPW Companies do not utilize the entire amount of Capital Expenditures permitted in any Fiscal Year, the MPW Companies may carry forward, to the immediately succeeding Fiscal Year only, up to $500,000 of such unutilized amount (with Capital Expenditures made by the MPW Companies in such succeeding Fiscal Year applied last to such unutilized amount). Any Allowed Capital Contributions will not be included when calculating limits on Capital Expenditures under this section.

11.15 Cancellation of Debt. Not, and not permit any other MPW Company to, cancel any claim or debt owing to it, except for reasonable consideration or in the ordinary course of business, and except for the cancellation of debts or claims not to exceed $50,000 in any Fiscal Year.

SECTION 12 EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

The obligation of each Lender to make its Loans and of the Issuing Lender to issue Letters of Credit is subject to the following conditions precedent:

12.1 Initial Credit Extension. The obligation of the Lenders to make the initial Loans and the obligation of the Issuing Lender to issue its initial Letter of Credit (whichever first occurs) is, in addition to the conditions precedent specified in Section 12.2, subject to the conditions precedent that (a) all Debt set forth on Schedule 12.1 has been (or concurrently with the initial borrowing will be) paid in full, and that all agreements and instruments governing the Debt to be Repaid and that all Liens securing such Debt to be Repaid have been (or concurrently with the initial borrowing will be) terminated and (b) the Administrative Agent shall have received (i) evidence, reasonably satisfactory to the Administrative Agent, that the Company has completed, or concurrently with the initial credit extension hereunder will complete, the Related Transactions in accordance with the terms of the Related Agreements (without any amendment thereto or waiver thereunder unless consented to by the Lenders); and (ii) all of the following, each duly executed and dated the Closing Date (or such earlier date as shall be satisfactory to the Administrative Agent), in form and substance satisfactory to the Administrative Agent (and the date on which all such conditions precedent have been satisfied or waived in writing by the Administrative Agent and the Lenders is called the “Closing Date”):

12.1.1 Notes. A Note for each Lender.

12.1.2 Authorization Documents. For each MPW Company, such Person’s (a) charter (or similar formation document), certified by the appropriate governmental authority; (b) good standing certificates in its state of incorporation (or formation) and in each other state requested by the Administrative Agent; (c) bylaws (or similar governing document); (d) for each Borrower, resolutions of its board of directors (or similar governing body) approving and authorizing such Person’s execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby; and (e) for each Borrower, signature and incumbency certificates of its officers executing any of the Loan Documents (it being understood that the Administrative Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification.

69

12.1.3 Consents, etc. Certified copies of all documents evidencing any necessary corporate or partnership action, third party consents and governmental approvals (if any) required for the execution, delivery and performance by the Borrowers of the documents referred to in this Section 12.

12.1.4 Letter of Direction. A letter of direction containing funds flow information with respect to the proceeds of the Loans on the Closing Date.

12.1.5 Guaranty and Collateral Agreement. A counterpart of the Guaranty and Collateral Agreement executed by each Borrower, together with all instruments, transfer powers and other items required to be delivered in connection therewith.

12.1.6 Real Estate Documents. With respect to each parcel of real property owned by any Borrower, a duly executed Mortgage providing for a fully perfected Lien, in favor of the Administrative Agent, in all right, title and interest of the Borrower in such real property, together with:

(a) an ALTA Loan Title Insurance Policy, issued by an insurer acceptable to the Administrative Agent, insuring the Administrative Agent’s first priority Lien on such real property and containing such endorsements as the Administrative Agent may reasonably require (it being understood that the amount of coverage, exceptions to coverage and status of title set forth in such policy shall be acceptable to the Administrative Agent);

(b) copies of all documents of record concerning such real property as shown on the commitment for the ALTA Loan Title Insurance Policy referred to above;

(c) original or certified copies of all insurance policies required to be maintained with respect to such real property by this Agreement, the applicable Mortgage or any other Loan Document;

(d) a survey certified to the Administrative Agent meeting such standards as the Administrative Agent may reasonably establish and otherwise reasonably satisfactory to the Administrative Agent;

(e) a flood insurance policy concerning such real property, if required by the Flood Disaster Protection Act of 1973; and

(f) appraisals, prepared by an independent appraiser engaged directly by the Administrative Agent, of such parcel of real property or interest in real property, which appraisal shall satisfy the requirements of the Financial Institutions Reform, Recovery and Enforcement Act, if applicable, and shall evidence compliance with the supervisory loan-to-value limits set forth in the Federal Deposit Insurance Corporation Improvement Act of 1991, if applicable.

Additionally, (i) in the case of any leased real property, if requested by the Administrative Agent, a Collateral Access Agreement from the landlord of such property waiving any landlord’s Lien in respect of personal property kept at the premises subject to such lease and (ii) in the case of any mortgaged real property, a waiver from the mortgagee thereof waiving any Lien in respect of personal property kept at the premises subject to such Mortgage, permitting access to the location by the Administrative Agent and its agents and containing such other terms and provisions as may be required by the Administrative Agent.

12.1.7 Subordination Agreements. Subordination Agreements with respect to all Subordinated Debt.

12.1.8 Opinions of Counsel. Opinions of counsel for each Borrower, including local counsel reasonably requested by the Administrative Agent, and all other opinions issued pursuant to the Related Transactions.

12.1.9 Insurance. Evidence of the existence of insurance required to be maintained pursuant to Section 10.3(b), together with evidence that the Administrative Agent has been named as a lender’s loss payee and an additional insured on all related insurance policies and as assignee of all business interruption insurance policies.

12.1.10 Copies of Documents. Copies of the Related Agreements certified by the secretary or assistant secretary (or similar officer) of the Company as being true, accurate and complete.

12.1.11 Payment of Fees. Evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with all Attorney Costs of the Administrative Agent to the extent invoiced prior to the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent’s reasonable estimate of Attorney Costs incurred or to be incurred by the Administrative Agent through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Borrowers and the Administrative Agent).

12.1.12 Solvency Certificate. A Solvency Certificate giving effect to the Related Transactions and executed by the Chief Financial Officer of each of the Borrowers.

12.1.13 Pro Forma and Projections. A consolidated pro forma balance sheet of the MPW Companies as at Closing Date, adjusted to give effect to the consummation of the Related Transactions and the financings contemplated hereby as if such transactions had occurred on such date, consistent in all material respects with the sources and uses of cash as previously described to the Lenders and the forecasts previously provided to the Lenders. A projected consolidated balance sheet, statement of operations and statement of cash flows as of and for the 12 months ended June 30, 2007 and June 30, 2008 prepared in a manner reasonably satisfactory to the Administrative Agent, accompanied by a certificate of a Senior Officer of each Borrower on behalf of the Borrowers to the effect that

(a) such projections were prepared by the Borrowers in good faith, (b) the Borrowers have a reasonable basis for the assumptions contained in such projections and (c) such projections have been prepared in accordance with such assumptions. Such projections, as at the Closing Date, need not reflect asset value adjustments made pursuant to SFAS 141.

12.1.14 Environmental Reports. Environmental site assessment reports requested by the Administrative Agent for real estate owned or leased by the MPW Companies, indicating no matter that would cause the representations and warranties in Section 9.15 hereof to be untrue. In addition, within 30 days of the Closing Date, the Borrowers shall provide the Administrative Agent with documentation, (a) with regard to real property located at 8333 Zapata Drive, Fairborn, Ohio, evidencing (i) the completion of secondary containment for liquid chemical and waste storage, (ii) the elimination or containment of leaks from the water treatment system and (iii) compliance of all floor wash water discharges to the municipal sanitary sewer system with applicable local regulations and (b) with regard to real property located at 4848 West 130th Street, Cleveland, Ohio, evidencing completion of secondary containment for oil storage at that site.

12.1.15 Search Results; Lien Terminations. Certified copies of the judgment and Uniform Commercial Code search reports dated a date reasonably near to the Closing Date disclosing no Liens other than the Loans securing the Debt to be Repaid, and listing all effective financing statements which name any MPW Company (under their present names and any previous names) as debtors, together with (a) copies of such financing statements, (b) payoff letters evidencing repayment in full of all Debt to be Repaid, the termination of all agreements relating thereto and the release of all Liens granted in connection therewith, with Uniform Commercial Code or other appropriate termination statements and documents effective to evidence the foregoing (other than Liens permitted by Section 11.2) and (c) such other Uniform Commercial Code termination statements as the Administrative Agent may reasonably request.

12.1.16 Filings, Registrations and Recordings. The Administrative Agent shall have received each document (including Uniform Commercial Code financing statements) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein, prior to any other Liens (subject only to Liens permitted pursuant to Section 11.2), in proper form for filing, registration or recording.

12.1.17 Borrowing Base Certificate. A Borrowing Base Certificate dated as of the Closing Date.

12.1.18 Closing Certificate, Consents and Permits. A certificate executed by an officer of each of the Borrowers on behalf of the Borrowers certifying (a) the matters set forth in Section 12.2.1 as of the Closing Date and (b) the occurrence of the closing of the Related Transactions and that such closing has been consummated in accordance with the terms of the Related Agreements without waiver of any material condition thereof; together with evidence that (i) all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by the Company in connection with the Related Transactions have been duly obtained and are in full force and effect and (ii) all material permits necessary for the operation of any business(es) acquired in connection with the Related Transactions have been obtained.

12.1.19 Evidence of Shareholder Vote. Evidence that the statutorily required number of shares of stock of each of the Company and of Noir Acquisition Corporation have been voted in favor of the Related Transaction.

12.1.20 Evidence of Merger. Evidence Noir Acquisition Corporation and the Company shall have merged, with the Company surviving the merger.

12.1.21 Senior Officer Certificate. A certificate of a Senior Officer stating that, after giving effect to the funding of the financings contemplated hereby at closing and payment of all costs and expenses:

(a) the Revolving Outstandings will not exceed $14.5 million;

(b) minimum EBITDA for the 12 months ending on the last day of the month immediately preceding the closing, of $11.00 million; and

(c) the ratio of Total Debt to EBITDA for the 12 months ending on the last day of the month immediately preceding the closing, of not more than 2.70 to 1.00.

12.1.22 Quarterly Reports and Unaudited Interim Financial Statements. Copies of (a) the 10-K annual report for the Company for the period ending June 30, 2005, (b) each 10-Q quarterly report for the Company filed since the date of such 10-K annual report and (c) each unaudited interim consolidated financial statements for the Company and its Subsidiaries for the month of April 2006 and each month thereafter for each fiscal month ended at least ten (10) days prior to closing.

12.1.23 Evidence of Insurance. A certificate of a Senior Officer stating that each Borrower and each Subsidiary maintains, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies of established reputation engaged in similar businesses and that as of the date hereof all premiums in respect of such insurance that are due and payable have been paid and that the Borrower believes that the insurance maintained by or on behalf of the Borrower and the Subsidiary is adequate.

12.1.24 Banking Relationship. The MPW Companies shall have established a banking relationship with LaSalle providing the primary depository and cash management services for the MPW Companies.

12.1.25 Certificate of No Material Adverse Effect or Material Adverse Change. A certificate of a Senior Officer stating that, since June 30, 2005 there has been (a) no Material Adverse Effect and (b) no material adverse change in or material disruption of conditions in the financial, banking or capital markets that are material in connection with the financings contemplated by this Agreement.

12.1.26 Due Diligence. The Administrative Agent shall be satisfied with the results of its legal and business due diligence.

12.1.27 Stock Pledge Agreements and Stock Certificates. Stock pledge agreements under which (i) each holder of capital stock of each Borrower pledges all of such holder’s right, title and interest in such capital stock as Collateral, and (ii) each holder of capital stock of any foreign Subsidiary pledges 65% of such holder’s right, title and interest in such capital stock as Collateral, and stock certificates evidencing the ownership by such holders of those shares are delivered to the Administrative Agent; provided, however that any pledge of the shares of the Canadian Subsidiary may be released by the Administrative Agent in the event that the lender of any Canadian Debt requires a pledge of 100% of the shares of the Canadian Subsidiary.

12.1.28 Aircraft Security Agreement. An Aircraft Security Agreement for the aircraft or components thereof owned by the Borrowers.

12.1.29 Other. Such other documents as the Administrative Agent or any Lender may reasonably request.

12.2 Conditions. The obligation (a) of each Lender to make each Loan and (b) of the Issuing Lender to issue each Letter of Credit is subject to the following further conditions precedent that:

12.2.1 Compliance with Warranties, No Default, etc. Both before and after giving effect to any borrowing and the issuance of any Letter of Credit, the following statements shall be true and correct:

(a) the representations and warranties of each Borrower set forth in this Agreement and the other Loan Documents shall be true and correct in all respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing.

12.2.2 Confirmatory Certificate. If requested by the Administrative Agent or any Lender, the Administrative Agent shall have received (in sufficient counterparts to provide one to each Lender) a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of each Borrower as to the matters set out in Section 12.2.1 (it being understood that each request by the Borrowers for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers that the conditions precedent set forth in Section 12.2.1 will be satisfied at the time of the making of such Loan or the issuance of such Letter of Credit), together with such other documents as the Administrative Agent or any Lender may reasonably request in support thereof.

SECTION 13 EVENTS OF DEFAULT AND THEIR EFFECT.

13.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

13.1.1 Non-Payment of the Loans, etc. Default in the payment when due of the principal of any Loan; or default, and continuance thereof for three days, in the payment when due of any interest, fee, reimbursement obligation with respect to any Letter of Credit or other amount payable by the Borrowers hereunder or under any other Loan Document.

13.1.2 Non-Payment of Other Debt. Any default shall occur under the terms applicable to any Debt (including any Canadian Debt) of any MPW Company in an aggregate amount (for all such Debt so affected and including undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) exceeding $100,000 and such default shall (a) consist of the failure to pay such Debt when due, whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable (or require any MPW Company to purchase or redeem such Debt or post cash collateral in respect thereof) prior to its expressed maturity.

13.1.3 Other Material Obligations. Default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, any MPW Company with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with all other such defaults, might reasonably be expected to have a Material Adverse Effect.

13.1.4 Bankruptcy, Insolvency, etc. Any MPW Company becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or any MPW Company applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such MPW Company or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any MPW Company or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any MPW Company, and if such case or proceeding is not commenced by such MPW Company, it is consented to or acquiesced in by such MPW Company, or remains for 60 days undismissed; or any MPW Company takes any action to authorize, or in furtherance of, any of the foregoing.

13.1.5 Non-Compliance with Loan Documents. (a) Failure by any Borrower to comply with or to perform any covenant set forth in Sections 10.1.5, 10.3(b) or 10.5 or Section 11; or (b) failure by any Borrower to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other provision of this Section 13) and continuance of such failure described in this clause (b) for 30 days.

13.1.6 Representations; Warranties. Any representation or warranty made by any Borrower herein or any other Loan Document is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by any MPW Company to the Administrative Agent or any Lender in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

13.1.7 Pension Plans. (a) Any Person institutes steps to terminate a Pension Plan if as a result of such termination the Company or any member of the Controlled Group could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $100,000; (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; (c) the Unfunded Liability exceeds twenty percent of the Total Plan Liability, or (d) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that the Company or any member of the Controlled Group have incurred on the date of such withdrawal) exceeds $100,000.

13.1.8 Judgments. Final judgments which exceed an aggregate of $100,000 shall be rendered against any MPW Company and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

13.1.9 Invalidity of Collateral Documents, etc. Any Collateral Document shall cease to be in full force and effect; or any Borrower (or any Person by, through or on behalf of any Borrower) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

13.1.10 Invalidity of Subordination Provisions, etc. Any subordination provision in any document or instrument governing Subordinated Debt, or any subordination provision in any guaranty by any Subsidiary of any Subordinated Debt, shall cease to be in full force and effect, or any MPW Company or any other Person (including the holder of any applicable Subordinated Debt) shall contest in any manner the validity, binding nature or enforceability of any such provision.

13.1.11 Change of Control. A Change of Control shall occur.

13.1.12 Material Adverse Effect. The occurrence of any event having a Material Adverse Effect.

13.2 Effect of Event of Default. If any Event of Default described in Section 13.1.4 shall occur in respect of any Borrower, the Commitments shall immediately terminate and the Loans and all other Obligations hereunder shall become immediately due and payable and the Borrowers shall become immediately obligated to Cash Collateralize all Letters of Credit, all without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, declare the Commitments to be terminated in whole or in part and/or declare all or any part of the Loans and all other Obligations hereunder to be due and payable and/or demand that the Borrowers immediately Cash Collateralize all or any Letters of Credit, whereupon the Commitments shall immediately terminate (or be reduced, as applicable) and/or the Loans and other Obligations hereunder shall become immediately due and payable (in whole or in part, as applicable) and/or the Borrowers shall immediately become obligated to Cash Collateralize the Letters of Credit (all or any, as applicable), all without presentment, demand, protest or notice of any kind. The Administrative Agent shall promptly advise the Borrowers of any such declaration, but failure to do so shall not impair the effect of such declaration. Any cash collateral delivered hereunder shall be held by the Administrative Agent (without liability for interest thereon) and applied to the Obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the Administrative Agent to any remaining Obligations hereunder and any excess shall be delivered to the Borrowers or as a court of competent jurisdiction may direct.

SECTION 14 THE AGENT.

14.1 Appointment and Authorization. Each Lender hereby irrevocably (subject to Section 14.10) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

14.2 Issuing Lender. The Issuing Lender shall act on behalf of the Lenders (according to their Pro Rata Shares) with respect to any Letters of Credit issued by it and the documents associated therewith. The Issuing Lender shall have all of the benefits and immunities (a) provided to the Administrative Agent in this Section 14 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent”, as used in this Section 14, included the Issuing Lender with respect to such acts or omissions and (b) as additionally provided in this Agreement with respect to the Issuing Lender.

14.3 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

14.4 Exculpation of Administrative Agent. None of the Administrative Agent nor any of its directors, officers, employees or agents shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except to the extent resulting from its own gross negligence or willful misconduct in connection with its duties expressly set forth herein as determined by a final, nonappealable judgment by a court of competent jurisdiction), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any MPW Company or Affiliate thereof, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (or the creation, perfection or priority of any Lien or security interest therein), or for any failure of any Borrower or any other party to any Loan Document to perform its Obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrowers, their Subsidiaries or their Affiliates.

14.5 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, electronic mail message, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, confirmation from the Lenders of their obligation to indemnify the Administrative Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon each Lender. For purposes of determining compliance with the conditions specified in Section 12, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

14.6 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrowers referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a “notice of default”. The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Section 13; provided that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

14.7 Credit Decision. Each Lender acknowledges that the Administrative Agent has not made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent and acceptance of any assignment or review of the affairs of the MPW Companies, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender as to any matter, including whether the Administrative Agent has disclosed material information in its possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the MPW Companies, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of the Borrowers which may come into the possession of the Administrative Agent.

14.8 Indemnification. Whether or not the transactions contemplated hereby are consummated, each Lender shall indemnify upon demand the Administrative Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), according to its applicable Pro Rata Share, from and against any and all Indemnified Liabilities (as hereinafter defined); provided that no Lender shall be liable for any payment to any such Person of any portion of the Indemnified Liabilities to the extent determined by a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the applicable Person’s own gross negligence or willful misconduct. No action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs and Taxes) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit, any foreclosure under, or modification, release or discharge of, any or all of the Collateral Documents, termination of this Agreement and the resignation or replacement of the Administrative Agent.

14.9 Administrative Agent in Individual Capacity. LaSalle and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the MPW Companies and Affiliates as though LaSalle were not the Administrative Agent hereunder and without notice to or consent of any Lender. Each Lender acknowledges that, pursuant to such activities, LaSalle or its Affiliates may receive information regarding the MPW Companies or their Affiliates (including information that may be subject to confidentiality obligations in favor of the MPW Companies or such Affiliates) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to their Loans (if any), LaSalle and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though LaSalle were not the Administrative Agent, and the terms “Lender” and “Lenders” include LaSalle and its Affiliates, to the extent applicable, in their individual capacities.

14.10 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days’ notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall, with (so long as no Event of Default exists) the consent of the Borrowers (which shall not be unreasonably withheld or delayed), appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor agent, and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 14 and Sections 15.5 and 15.16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

14.11 Collateral Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to release any Lien granted to or held by the Administrative Agent under any Collateral Document (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of the Borrowers hereunder and the expiration or termination of all Letters of Credit; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or (iii) subject to Section 15.1, if approved, authorized or ratified in writing by the Required Lenders; or (b) to subordinate its interest in any Collateral to any holder of a Lien on such Collateral which is permitted by Section 11.2(d)(i) or (d)(iii) (it being understood that the Administrative Agent may conclusively rely on a certificate from the Borrowers in determining whether the Debt secured by any such Lien is permitted by Section 11.1(b)). Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release, or subordinate its interest in, particular types or items of Collateral pursuant to this Section 14.11. Each Lender hereby authorizes the Administrative Agent to give blockage notices in connection with any Subordinated Debt at the direction of Required Lenders and agrees that it will not act unilaterally to deliver such notices.

14.12 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any MPW Company, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 5, 15.5 and 15.17) allowed in such judicial proceedings; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 5, 15.5 and 15.17.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

14.13 Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “co-agent,” “book manager,” “lead manager,” “arranger,” “lead arranger” or “co-arranger”, if any, shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 15 GENERAL.

15.1 Waiver; Amendments. No delay on the part of the Administrative Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by Lenders having an aggregate Pro Rata Shares of not less than the aggregate Pro Rata Shares expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement, by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall (a) extend or increase the Commitment of any Lender without the written consent of such Lender, (b) extend the date scheduled for payment of any principal (excluding mandatory prepayments) of or interest on the Loans or any fees payable hereunder without the written consent of each Lender directly affected thereby, (c) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder, without the consent of each Lender directly affected thereby (except for periodic adjustments of interest rates and fees resulting from a change in the Applicable Margin as provided for in this Agreement); or (d) release any party from its obligations under the Guaranty or all or any substantial part of the Collateral granted under the Collateral Documents, change the definition of Required Lenders, any provision of this Section 15.1 or reduce the aggregate Pro Rata Share required to effect an amendment, modification, waiver or consent, without, in each case, the written consent of all Lenders. No provision of Sections 6.2.2 or 6.3 with respect to the timing or application of mandatory prepayments of the Loans shall be amended, modified or waived without the consent of the Required Lenders. No provision of Section 14 or other provision of this Agreement affecting the Administrative Agent in its capacity as such shall be amended, modified or waived without the consent of the Administrative Agent. No provision of this Agreement relating to the rights or duties of the Issuing Lender in its capacity as such shall be amended, modified or waived without the consent of the Issuing Lender. No provision of this Agreement relating to the rights or duties of the Swing Line Lender in its capacity as such shall be amended, modified or waived without the consent of the Swing Line Lender.

15.2 Confirmations. The Borrowers and each holder of a Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to the Administrative Agent) the aggregate unpaid principal amount of the Loans then outstanding under such Note.

15.3 Notices. Except as otherwise provided in Sections 2.2.2 and 2.2.3, all notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on Annex B or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. For purposes of Sections 2.2.2 and 2.2.3, the Administrative Agent shall be entitled to rely on telephonic instructions from any person that the Administrative Agent in good faith believes is an authorized officer or employee of the Borrowers, and the Borrowers shall hold the Administrative Agent and each other Lender harmless from any loss, cost or expense resulting from any such reliance.

15.4 Computations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied; provided that if the Borrowers notify the Administrative Agent that the Borrowers wish to amend any covenant in Sections 10 or 11.14 (or any related definition) to eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrowers that the Required Lenders wish to amend Sections 10 or 11.14 (or any related definition) for such purpose), then the Borrowers’ compliance with such covenant shall be determined on the basis of

GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant (or related definition) is amended in a manner satisfactory to the Borrowers and the Required Lenders.

15.5 Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs and any Taxes) in connection with the preparation, execution, syndication, delivery and administration (including perfection and protection of any Collateral and the costs of Intralinks (or other similar service), if applicable) of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendment, supplement or waiver to any Loan Document), whether or not the transactions contemplated hereby or thereby shall be consummated, and all reasonable out-of-pocket costs and expenses (including Attorney Costs and any Taxes) incurred by the Administrative Agent and each Lender after an Event of Default in connection with the collection of the Obligations or the enforcement of this Agreement the other Loan Documents or any such other documents or during any workout, restructuring or negotiations in respect thereof. In addition, the Borrowers jointly and severally agree to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any fees of the Borrowers’ auditors in connection with any reasonable exercise by the Administrative Agent and the Lenders of their rights pursuant to Section 10.2. All Obligations provided for in this Section 15.5 shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit and termination of this Agreement.

15.6 Assignments; Participations.

15.6.1 Assignments. (a) Any Lender may at any time assign to one or more Persons (any such Person, an “Assignee”) all or any portion of such Lender’s Loans and Commitments, with the prior written consent of the Administrative Agent, the Issuing Lender (for an assignment of the Revolving Loans and the Revolving Commitment) and, so long as no Event of Default exists, the Borrowers (which consents shall not be unreasonably withheld or delayed and shall not be required for an assignment by a Lender to a Lender or an Affiliate of a Lender). Except as the Administrative Agent may otherwise agree, any such assignment shall be in a minimum aggregate amount equal to $5,000,000 or, if less, the remaining Commitment and Loans held by the assigning Lender. The Borrowers and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Assignee until the Administrative Agent shall have received and accepted an effective assignment agreement in substantially the form of Exhibit D hereto (an “Assignment Agreement”) executed, delivered and fully completed by the applicable parties thereto and a processing fee of $3,500 from the assigning Lender or the Assignee. No assignment may be made to any Person if at the time of such assignment the Borrowers would be obligated to pay any greater amount under Sections 7.6 or 8 to the Assignee than the Borrowers are then obligated to pay to the assigning Lender under such Sections (and if any assignment is made in violation of the foregoing, the Borrowers will not be required to pay such greater amounts). Any attempted assignment not made in accordance with this Section

15.6.1 shall be treated as the sale of participation under Section 15.6.2. The Borrowers shall be deemed to have granted their consent to any assignment requiring their consent hereunder unless the Borrowers have expressly objected to such assignment within three Business Days after notice thereof.

(b) From and after the date on which the conditions described above have been met, (i) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (ii) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights (other than its indemnification rights) and obligations hereunder. Upon the request of the Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, each Borrower shall execute and deliver to the Administrative Agent for delivery to the Assignee (and, as applicable, the assigning Lender) a Note in the principal amount of the Assignee’s Pro Rata Share of the Revolving Commitment plus the principal amount of the Assignee’s Term Loans (and, as applicable, a Note in the principal amount of the Pro Rata Share of the Revolving Commitment retained by the assigning Lender plus the principal amount of the Term Loans retained by the assigning Lender). Each such Note shall be dated the effective date of such assignment. Upon receipt by the assigning Lender of such Note, the assigning Lender shall return to the Borrowers any prior Note held by it.

(c) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

15.6.2 Participations. Any Lender may at any time sell to one or more Persons participating interests in its Loans, Commitments or other interests hereunder (any such Person, a “Participant”). In the event of a sale by a Lender of a participating interest to a Participant, (a) such Lender’s obligations hereunder shall remain unchanged for all purposes, (b) the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder and (c) all amounts payable by the Borrowers shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender. No Participant shall have any direct or indirect voting rights hereunder except with respect to any event described in Section 15.1 expressly requiring the unanimous vote of all Lenders or, as applicable, all affected Lenders. Each Lender agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Lender enters into with any Participant. The Borrowers agree that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that such right of set-off shall be subject to the obligation of each Participant to share with the Lenders, and the Lenders agree to share with each Participant, as provided in Section 7.5. The Borrowers also agree that each Participant shall be entitled to the benefits of Section 7.6 or 8 as if it were a Lender (provided that on the date of the participation no Participant shall be entitled to any greater compensation pursuant to Section 7.6 or 8 than would have been paid to the participating Lender on such date if no participation had been sold and that each Participant complies with Section 7.6(d) as if it were an Assignee).

15.7 Register. The Administrative Agent shall maintain a copy of each Assignment Agreement delivered and accepted by it and register (the “Register”) for the recordation of names and addresses of the Lenders and the Commitment of each Lender from time to time and whether such Lender is the original Lender or the Assignee. No assignment shall be effective unless and until the Assignment Agreement is accepted and registered in the Register. All records of transfer of a Lender’s interest in the Register shall be conclusive, absent manifest error, as to the ownership of the interests in the Loans. The Administrative Agent shall not incur any liability of any kind with respect to any Lender with respect to the maintenance of the Register.

15.8 GOVERNING LAW. THIS AGREEMENT AND EACH NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

15.9 Confidentiality. As required by federal law and the Administrative Agent’s policies and practices, the Administrative Agent may need to obtain, verify, and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services. The Administrative Agent and each Lender agree to use commercially reasonable efforts (equivalent to the efforts the Administrative Agent or such Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all information provided to them by any MPW Company and designated as confidential, except that the Administrative Agent and each Lender may disclose such information (a) to Persons employed or engaged by the Administrative Agent or such Lender in evaluating, approving, structuring or administering the Loans and the Commitments; (b) to any assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 15.9 (and any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any federal or state regulatory authority or examiner, or any insurance industry association, or as reasonably believed by the Administrative Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of the Administrative Agent’s or such Lender’s counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which the Administrative Agent or such Lender is a party; (f) to any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender; (g) to any Affiliate of the Administrative Agent, the Issuing Lender or any other Lender who may provide Bank Products to the MPW Companies; or (h) that ceases to be confidential through no fault of the Administrative Agent or any Lender. Notwithstanding the foregoing, the Borrowers consent to the publication by the Administrative Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement, and the Administrative Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

15.10 Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Borrowers and rights of the Administrative Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

15.11 Nature of Remedies. All Obligations of the Borrowers and rights of the Administrative Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

15.12 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof (except as relates to the fees described in Section 5.3) and any prior arrangements made with respect to the payment by the Borrowers of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Administrative Agent or the Lenders.

15.13 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by the Lenders shall deemed to be originals.

15.14 Successors and Assigns. This Agreement shall be binding upon the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. The Borrowers may not assign or transfer any of their rights or Obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

15.15 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

15.16 Customer Identification - USA Patriot Act Notice. Each Lender and LaSalle (for itself and not on behalf of any other party) hereby notifies the Borrowers that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender or LaSalle, as applicable, to identify the Borrowers in accordance with the Act.

15.17 INDEMNIFICATION BY THE BORROWERS. IN CONSIDERATION OF THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE ADMINISTRATIVE AGENT AND THE LENDERS AND THE AGREEMENT TO EXTEND THE COMMITMENTS PROVIDED HEREUNDER, THE BORROWERS HEREBY AGREE TO INDEMNIFY, EXONERATE AND HOLD THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES AND AGENTS OF THE ADMINISTRATIVE AGENT AND EACH LENDER (EACH A “LENDER PARTY”) FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING ATTORNEY COSTS (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCURRED BY THE LENDER PARTIES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (A) ANY TENDER OFFER, MERGER, PURCHASE OF CAPITAL SECURITIES, PURCHASE OF ASSETS (INCLUDING THE RELATED TRANSACTIONS) OR OTHER SIMILAR TRANSACTION FINANCED OR PROPOSED TO BE FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS OF ANY OF THE LOANS, (B) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY, (C) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY OR THE OPERATIONS CONDUCTED THEREON, (D) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY LOAN PARTY OR THEIR RESPECTIVE PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES OR (E) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY OF THE LENDER PARTIES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE LENDER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING

UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, THE BORROWERS HEREBY AGREE TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 15.17 SHALL SURVIVE REPAYMENT OF THE LOANS, CANCELLATION OF THE NOTES, EXPIRATION OR TERMINATION OF THE LETTERS OF CREDIT, ANY FORECLOSURE UNDER, OR ANY MODIFICATION, RELEASE OR DISCHARGE OF, ANY OR ALL OF THE COLLATERAL DOCUMENTS AND TERMINATION OF THIS AGREEMENT.

15.18 Nonliability of Lenders. The relationship between the Borrowers on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any MPW Company arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the MPW Companies, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Neither the Administrative Agent nor any Lender undertakes any responsibility to any MPW Company to review or inform any MPW Company of any matter in connection with any phase of any MPW Company’s business or operations. The Borrowers agree, that neither the Administrative Agent nor any Lender shall have liability to any MPW Company (whether sounding in tort, contract or otherwise) for losses suffered by any MPW Company in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. NO LENDER PARTY SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF ANY INFORMATION OR OTHER MATERIALS OBTAINED THROUGH INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT, NOR SHALL ANY LENDER PARTY HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWERS HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING OUT OF THEIR ACTIVITIES IN CONNECTION HEREWITH OR THEREWITH (WHETHER BEFORE OR AFTER THE CLOSING DATE). The Borrowers acknowledge that they have been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party. No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the MPW Companies and the Lenders

15.19 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF OHIO OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO LOCATED IN FRANKLIN COUNTY, OHIO;

PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF OHIO AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE BORROWERS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF OHIO. THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

15.20 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

15.21 Joint and Several Obligations. The obligations of the Borrowers hereunder shall be joint and several.

[signature pages follow]

The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

MPW INDUSTRIAL SERVICES GROUP, INC.

By:	/s/ Robert Valentine
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

AQUATECH ENVIRONMENTAL, INC.

By:	/s/ Robert Valentine
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

MPW INDUSTRIAL CLEANING CORP.

By:	/s/ Robert Valentine
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

MPW INDUSTRIAL SERVICES OF INDIANA, LLC

By:	/s/ Robert Valentine
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

MPW INDUSTRIAL SERVICES, INC.

By:	/s/ Robert Valentine
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

Signature Page to Credit Agreement

MPW MANAGEMENT SERVICES CORP.

By:	/s/ Robert Valentine
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

MPW CONTAINER MANAGEMENT CORP.

By:	/s/ Robert Valentine
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN

By:	/s/ Robert Valentine
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

MPW INDUSTRIAL WATER SERVICES, INC.

By:	/s/ Robert Valentine
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

Signature Page to Credit Agreement

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Lender and as a Lender

By:	/s/ Steven P. Shepard
Name:	Steven P. Shepard
Title:	Senior Vice President

Signature Page to Credit Agreement

THE HUNTINGTON NATIONAL BANK

By:	/s/ Rick J. Zarnoch
Name:	Rick J. Zarnoch
Title:	Vice President, Commercial Banking

Signature Page to Credit Agreement

ANNEX A

LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment Amount	Pro Rata Share	Equipment Term Loan Commitment	Pro Rata Share	Real Estate Term Loan Commitment	Pro Rata Share
LaSalle Bank National Association	$11,050,000	65%	$8,775,000	65%	$3,900,000	65%
The Huntington National Bank	$5,950,000	35%	$4,725,000	35%	$2,100,000	35%
TOTALS	$17,000,000	100%	$13,500,000	100%	$6,000,000	100%

ANNEX B

ADDRESSES FOR NOTICES

MPW INDUSTRIAL SERVICES GROUP, INC.

9711 Lancaster Road South East

Hebron, Ohio 43025

Attention: Robert Valentine

Telephone: (740) 927-8791

Facsimile: (740) 928-1086

AQUATECH ENVIRONMENTAL, INC.

9711 Lancaster Road South East

Hebron, Ohio 43025

Attention: Robert Valentine

Telephone: (740) 927-8791

Facsimile: (740) 928-1086

MPW INDUSTRIAL CLEANING CORP.

9711 Lancaster Road South East

Hebron, Ohio 43025

Attention: Robert Valentine

Telephone: (740) 927-8791

Facsimile: (740) 928-1086

MPW INDUSTRIAL SERVICES OF INDIANA, LLC

9711 Lancaster Road South East

Hebron, Ohio 43025

Attention: Robert Valentine

Telephone: (740) 927-8791

Facsimile: (740) 928-1086

MPW INDUSTRIAL SERVICES, INC.

9711 Lancaster Road South East

Hebron, Ohio 43025

Attention: Robert Valentine

Telephone: (740) 927-8791

Facsimile: (740) 928-1086

MPW MANAGEMENT SERVICES CORP.

9711 Lancaster Road South East

Hebron, Ohio 43025

Attention: Robert Valentine

Telephone: (740) 927-8791

Facsimile: (740) 928-1086

MPW CONTAINER MANAGEMENT CORP.

9711 Lancaster Road South East

Hebron, Ohio 43025

Attention: Robert Valentine

Telephone: (740) 927-8791

Facsimile: (740) 928-1086

MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN

9711 Lancaster Road South East

Hebron, Ohio 43025

Attention: Robert Valentine

Telephone: (740) 927-8791

Facsimile: (740) 928-1086

MPW INDUSTRIAL WATER SERVICES, INC.

9711 Lancaster Road South East

Hebron, Ohio 43025

Attention: Robert Valentine

Telephone: (740) 927-8791

Facsimile: (740) 928-1086

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

Notices of Borrowing , Conversion, Continuation

135 S. La Salle

Suite	1425

Chicago, Illinois 60603

Attention: Daniel Arehart

Telephone: (312) 904-6297

Facsimile: (312) 904-4448

or

135 S. La Salle

Suite 1425

Chicago, Illinois 60603

Attention: Brad Nelson

Telephone: (312) 904-1999

Facsimile: (312) 904-4448

Letter of Credit Issuance

540 W. Madison St

Suite 2600

Chicago, Illinois 60661

Attention: Bryen Zimmerman

Telephone: (312) 904-7745

Facsimile: (312) 904-0828

or

540 W. Madison St

Suite 2600

Chicago, Illinois 60661

Attention: Jennifer Bettcher

Telephone: (312) 904-6074

Facsimile: (312) 904-0828

All Other Notices

10 West Broad Street

Suite 2250

Columbus, Ohio 43215-3418

Attention: Steven P. Shepard

Telephone: (614) 225-1640

Facsimile: (614) 225-1631

and

THE HUNTINGTON NATIONAL BANK, as Lender

41 South High Street (HC0810)

Columbus, Ohio 43215

Attention: Rick J. Zarnoch

Telephone: (614)480-4131

Facsimile: (614) 480-5791

EXHIBIT A

FORM OF

NOTE

September 27, 2006

$	Columbus, Ohio

The undersigned, for value received, jointly and severally, promise to pay to the order of                              (the “Lender”) at the principal office of LaSalle Bank National Association (the “Administrative Agent”) in Chicago, Illinois the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned further promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of September 27, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the Lender) and the Administrative Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within such State.

The undersigned authorize any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Payee for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MPW INDUSTRIAL SERVICES GROUP, INC.

By:
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

AQUATECH ENVIRONMENTAL, INC.

By:
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MPW INDUSTRIAL CLEANING CORP.

By:
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MPW INDUSTRIAL SERVICES OF INDIANA, LLC

By:
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MPW INDUSTRIAL SERVICES, INC.

By:
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MPW MANAGEMENT SERVICES CORP.

By:
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MPW CONTAINER MANAGEMENT CORP.

By:
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN

By:
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MPW INDUSTRIAL WATER SERVICES, INC.

By:
Name:	Robert Valentine
Title:	Vice President and Chief Financial Officer

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

To:	LaSalle Bank National Association, as Administrative Agent

Please refer to the Credit Agreement dated as of September 27, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among MPW Industrial Services Group, Inc., Aquatech Environmental Inc., MPW Industrial Cleaning Corp., MPW Industrial Services of Indiana, LLC, MPW Industrial Services, Inc., MPW Management Services, Inc., MPW Container Management Corp., MPW Container Management Corp. of Michigan, and MPW Industrial Water Services, Inc. (the “Borrowers”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I.	Reports. Enclosed herewith is a copy of the [annual audited/quarterly/monthly] report of the MPW Companies as at , (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations (subject to the absence of footnotes and to normal year-end adjustments) of the MPW Companies as of the Computation Date and has been prepared in accordance with GAAP consistently applied.

II.	Financial Tests. The Borrowers hereby certify and warrant to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit Agreement:

A.	Section 11.14.1 - Minimum EBITDA

1.	Consolidated Net Income		$

2.	Plus:	Interest Expense	$
		expense for taxes accrued	$

Plus or Minus:

		equity in earnings (loss) of Affiliates	$
Plus:
		cash distributions from Affiliates	$

	Total (EBIT)		$

Plus:
		depreciation	$
		amortization	$
		writedowns	$
		“mark to market” adjustments	$
		approved expenses	$
Plus:

		acquired Person EBITDA	$

3.	Total (EBITDA)		$

	4.	Minimum required		$11,000,000

B.	Section 11.14.2 - Minimum Fixed Charge Coverage Ratio

	1.	EBITDA	$
	2.	Plus: Allowed Capital Contributions	$
	3.	Plus: cash income tax refunds received	$
	4.	Minus: income taxes, distributions and Capital Expenditures	$
	5.	Total of (1), (2), (3) and (4)	$
	6.	Interest Expense	$
	7.	Plus: required payments of principal of Funded Debt	$
	8.	Total of (6) and (7)	$
	9.	Ratio of (5) to (8)		to 1
	10.	Minimum Required		1.20 to 1

C.	Section 11.14.3 - Maximum Total Debt to EBITDA Ratio

	1.	Total Debt (exclusive of Operating Leases)	$
	2.	EBITDA	$
(from Item A(3) above)
	3.	Ratio of (1) to (2)		to 1
	4.	Maximum allowed		3.00 to 1

D.	Section 11.14.4 - Capital Expenditures

	1.	Capital Expenditures for the
		Fiscal Year	$
	2.	Allowed Capital Contributions	$
	3.	Remainder of (1) minus (2)	$
	4.	Maximum Permitted Capital
		Expenditures		$8,300,000

The Borrowers further certify to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

Each Borrower has caused this Certificate to be executed and delivered by its duly authorized officer on                     ,             .

MPW INDUSTRIAL SERVICES GROUP, INC.

By:
Name:
Title:

AQUATECH ENVIRONMENTAL, INC.

By:
Name:
Title:

MPW INDUSTRIAL CLEANING CORP.

By:
Name:
Title:

MPW INDUSTRIAL SERVICES OF INDIANA, LLC

By:
Name:
Title:

MPW INDUSTRIAL SERVICES, INC.

By:
Name:
Title:

MPW MANAGEMENT SERVICES CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN

By:
Name:
Title:

MPW INDUSTRIAL WATER SERVICES, INC.

By:
Name:
Title:

EXHIBIT C

FORM OF BORROWING BASE CERTIFICATE

To:	LaSalle Bank National Association, as Administrative Agent

Please refer to the Credit Agreement dated as of September 27, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among MPW Industrial Services Group, Inc., Aquatech Environmental Inc., MPW Industrial Cleaning Corp., MPW Industrial Services of Indiana, LLC, MPW Industrial Services, Inc., MPW Management Services, Inc., MPW Container Management Corp., MPW Container Management Corp. of Michigan, and MPW Industrial Water Services, Inc. (the “Borrowers”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. This certificate (this “Certificate”), together with supporting calculations attached hereto, is delivered to you pursuant to the terms of the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

The Borrowers hereby certify and warrant to the Administrative Agent and the Lenders that at the close of business on                     ,          (the “Calculation Date”), the Borrowing Base was $                    , computed as set forth on the schedule attached hereto.

Each Borrower has caused this Certificate to be executed and delivered by its officer thereunto duly authorized on                     ,         .

MPW INDUSTRIAL SERVICES GROUP, INC.

By:
Name:
Title:

AQUATECH ENVIRONMENTAL, INC.

By:
Name:
Title:

MPW INDUSTRIAL CLEANING CORP.

By:
Name:
Title:

MPW INDUSTRIAL SERVICES OF INDIANA, LLC

By:
Name:
Title:

MPW INDUSTRIAL SERVICES, INC.

By:
Name:
Title:

MPW MANAGEMENT SERVICES CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN

By:
Name:
Title:

MPW INDUSTRIAL WATER SERVICES, INC.

By:
Name:
Title:

SCHEDULE TO BORROWING BASE CERTIFICATE

Dated as of [                    ]

1.	Gross Accounts			$

2.	Less Ineligible Accounts

	-	Administrative Agent’s Lien Not Perfected	$
	-	Subject to other Lien	$
	-	Subject to Offset, etc.	$
	-	Account Debtor not in U.S.	$
	-	Sale on Approval, Sale or Return, Bill and Hold or Consignment	$
		Over 60 days past due	$
	-	Affiliate Receivables	$
	-	Non-assignable	$
	-	Other	$
	-	Total		$

3.	Eligible Accounts [Item 1 minus Item 2]			$

4.	Item 3 times 80%			$

5.	Unbilled Revenue on Month-End Balance Sheet			$

6.	Less Ineligible Unbilled Revenue

	-	Administrative Agent’s Lien Not Perfected	$
	-	Subject to other Lien	$
	-	Subject to Offset, etc.	$
	-	Account Debtor not in U.S.	$
	-	Sale on Approval, Sale or Return, Bill and Hold or Consignment	$
	-	Affiliate Receivables	$
	-	Non-assignable	$
	-	Billed in Prior Month	$
	-	Other	$
	-	Total		$

7.	Eligible Unbilled Revenue
[Item 5 minus Item 6]

8.	Item 7 times 50%			$

9.	Borrowing Base before Over-Advance Amount [Item 4 plus Item 8]			$

10.	Over-Advance Amount		$

11.	Lesser of (a) sum of Item 9 and the Over-Advance Amount and (b) the Revolving Commitment		$

12.	Revolving Outstandings (includes Stated Amount of Letters of Credit)		$

13.	Outstanding Swing Line Loans		$

14.	Revolving Loan Availability [Excess of Item 11 over Item 12]	$

15.	Required Prepayment [Excess of sum of Items 12 and 13 over Item 11]		$

EXHIBIT D

FORM OF

ASSIGNMENT AGREEMENT

Date:

To:	MPW Industrial Services Group, Inc.

and

LaSalle Bank National Association, as Administrative Agent

Re:	Assignment under the Credit Agreement referred to below

Gentlemen and Ladies:

Please refer to Section 15.6.1 of the Credit Agreement dated as of September 27, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”) among MPW Industrial Services Group, Inc., Aquatech Environmental Inc., MPW Industrial Cleaning Corp., MPW Industrial Services of Indiana, LLC, MPW Industrial Services, Inc., MPW Management Services, Inc., MPW Container Management Corp., MPW Container Management Corp. of Michigan, and MPW Industrial Water Services, Inc. (the “Borrowers”), various financial institutions and LaSalle Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

                     (the “Assignor”) hereby sells and assigns, without recourse, to                      (the “Assignee”), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to     % of all of the Loans, of the participation interests in the Letters of Credit and of the Commitments, such sale, purchase, assignment and assumption to be effective as of                     ,     , or such later date on which the Borrowers and the Administrative Agent shall have consented hereto (the “Effective Date”). After giving effect to such sale, purchase, assignment and assumption, the Assignee’s and the Assignor’s respective Percentages for purposes of the Credit Agreement will be as set forth opposite their names on the signature pages hereof.

The Assignor hereby instructs the Administrative Agent to make all payments from and after the Effective Date in respect of the interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the Effective Date are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

The Assignee represents and warrants to the Borrowers and the Administrative Agent that, as of the date hereof, the Borrowers will not be obligated to pay any greater amount under Section 7.6 or 8 of the Credit Agreement than the Borrowers are obligated to pay to the Assignor under such Section. [The Assignee has delivered, or is delivering concurrently herewith, to the Loan Borrowers and the Administrative Agent the forms required by Section 7.6 of the Credit Agreement.] [INSERT IF ASSIGNEE IS ORGANIZED UNDER THE LAWS OF A JURISDICTION OTHER THAN THE UNITED STATES OF AMERICA OR A STATE THEREOF.] The [Assignee/Assignor] [Borrowers] shall pay the fee payable to the Administrative Agent pursuant to Section 15.6.1.

The Assignee hereby confirms that it has received a copy of the Credit Agreement. Except as otherwise provided in the Credit Agreement, effective as of the Effective Date:

(a)	the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and to have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

(b)	the Assignor shall be released from its obligations under the Credit Agreement to the extent specified in the second paragraph hereof.

The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitment:

(A)	Institution Name:

Address:

Attention:

Telephone:

Facsimile:

(B)	Payment Instructions:

This Assignment shall be governed by and construed in accordance with the laws of the State of Ohio

Please evidence your receipt hereof and your consent to the sale, assignment, purchase and assumption set forth herein by signing and returning counterparts hereof to the Assignor and the Assignee.

Percentage = %	[ASSIGNEE]

By:
Name:
Title:

Adjusted Percentage = %	[ASSIGNOR]

By:
Name:
Title:

ACKNOWLEDGED AND CONSENTED TO this day of ,

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGED AND CONSENTED TO this day of ,

MPW INDUSTRIAL SERVICES GROUP, INC.

By:
Name:
Title:

AQUATECH ENVIRONMENTAL, INC.

By:
Name:
Title:

MPW INDUSTRIAL CLEANING CORP.

By:
Name:
Title:

MPW INDUSTRIAL SERVICES OF INDIANA, LLC

By:
Name:
Title:

MPW INDUSTRIAL SERVICES, INC.

By:
Name:
Title:

MPW MANAGEMENT SERVICES CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN

By:
Name:
Title:

MPW INDUSTRIAL WATER SERVICES, INC.

By:
Name:
Title:

EXHIBIT E

FORM OF NOTICE OF BORROWING

To:	LaSalle Bank National Association, as Administrative Agent

Please refer to the Credit Agreement dated as of September 27, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among MPW Industrial Services Group, Inc., Aquatech Environmental Inc., MPW Industrial Cleaning Corp., MPW Industrial Services of Indiana, LLC, MPW Industrial Services, Inc., MPW Management Services, Inc., MPW Container Management Corp., MPW Container Management Corp. of Michigan and MPW Industrial Water Services, Inc. (the “Borrowers”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned hereby give irrevocable notice, pursuant to Section 2.2.2 of the Credit Agreement, of a request hereby for a borrowing as follows:

(i) The requested borrowing date for the proposed borrowing (which is a Business Day) is                     ,         .

(ii) The aggregate amount of the proposed borrowing is $                    .

(iii) The type of Revolving Loans comprising the proposed borrowing are [Base Rate] [LIBOR] Loans.

(iv) The duration of the Interest Period for each LIBOR Loan made as part of the proposed borrowing, if applicable, is                      months (which shall be 1, 2 or 3 months).

The undersigned hereby certify that on the date hereof and on the date of borrowing set forth above, and immediately after giving effect to the borrowing requested hereby: (i) there exists and there shall exist no Unmatured Event of Default or Event of Default under the Credit Agreement; and (ii) each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates to another date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement.

Each Borrower has caused this Notice of Borrowing to be executed and delivered by its officer thereunto duly authorized on                     ,         .

MPW INDUSTRIAL SERVICES GROUP, INC.

By:
Name:
Title:

AQUATECH ENVIRONMENTAL, INC.

By:
Name:
Title:

MPW INDUSTRIAL CLEANING CORP.

By:
Name:
Title:

MPW INDUSTRIAL SERVICES OF INDIANA, LLC

By:
Name:
Title:

MPW INDUSTRIAL SERVICES, INC.

By:
Name:
Title:

MPW MANAGEMENT SERVICES CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN

By:
Name:
Title:

MPW INDUSTRIAL WATER SERVICES, INC.

By:
Name:
Title:

EXHIBIT F

FORM OF NOTICE OF CONVERSION/CONTINUATION

To:	LaSalle Bank National Association, as Administrative Agent

Please refer to the Credit Agreement dated as of September 27, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among MPW Industrial Services Group, Inc., Aquatech Environmental Inc., MPW Industrial Cleaning Corp., MPW Industrial Services of Indiana, LLC, MPW Industrial Services, Inc., MPW Management Services, Inc., MPW Container Management Corp., MPW Container Management Corp. of Michigan, and MPW Industrial Water Services, Inc. (the “Borrowers”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned hereby give irrevocable notice, pursuant to Section 2.2.3 of the Credit Agreement, of its request to:

(a) on [ date ] convert $[                    ]of the aggregate outstanding principal amount of the [                    ] Loan, bearing interest at the [                    ] Rate, into a(n) [                    ] Loan [and, in the case of a LIBOR Loan, having an Interest Period of [                    ] month(s)];

[(b) on [ date ] continue $[                    ]of the aggregate outstanding principal amount of the [                    ] Loan, bearing interest at the LIBOR Rate, as a LIBOR Loan having an Interest Period of [                    ] month(s)].

The undersigned hereby represent and warrant that all of the conditions contained in Section 12.2 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the conversion/continuation requested hereby, before and after giving effect thereto.

Each Borrower has caused this Notice of Conversion/Continuation to be executed and delivered by its officer thereunto duly authorized on                     ,         .

MPW INDUSTRIAL SERVICES GROUP, INC.

By:
Name:
Title:

AQUATECH ENVIRONMENTAL, INC.

By:
Name:
Title:

MPW INDUSTRIAL CLEANING CORP.

By:
Name:
Title:

MPW INDUSTRIAL SERVICES OF INDIANA, LLC

By:
Name:
Title:

MPW INDUSTRIAL SERVICES, INC.

By:
Name:
Title:

MPW MANAGEMENT SERVICES CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP.

By:
Name:
Title:

MPW CONTAINER MANAGEMENT CORP. OF MICHIGAN

By:
Name:
Title:

MPW INDUSTRIAL WATER SERVICES, INC.

By:
Name:
Title: